EXHIBIT 10.8

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                               METRO IRU AGREEMENT

     THIS METRO IRU AGREEMENT ("Agreement") is made and entered into as of the 2nd day of August 2, 2000, by and between LEVEL 3 COMMUNICATIONS, LLC, a
Delaware limited liability company ("Grantor") and SAVVIS COMMUNICATIONS CORPORATION, a Delaware corporation ("Grantee").

                                    RECITALS

     A. Grantor intends to construct and/or is currently constructing a multi-conduit fiber optic communications system (the "Grantor System") as generally described and depicted on Exhibit "A" attached hereto.

     B. Grantor further intends to install within one of the conduits of the Grantor System a high fiber count fiber optic cable (the "Cable").

     C. Grantee desires to obtain the right to use the number of fibers and connecting those points identified in Exhibit "A" attached hereto.

     D. Grantor desires to grant to Grantee an indefeasible right to use the fibers and other facilities described herein, all upon and subject to the terms and conditions set forth below.


                                   ARTICLE 1.
                                   DEFINITIONS


1.01 "Acceptance Date" shall mean the date when Grantee delivers (or is deemed to have delivered) notice of acceptance of a Completion Notice with respect to a Segment in accordance with Article 9.

1.02 "Acceptance Testing" shall have the meaning set forth in Article 9.

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1.03  "Affiliate"  shall mean, with respect to any specified  Person,  any other
Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person ("control," "controlled by" and "under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise).

1.04 "Associated Property" shall mean the tangible and intangible property needed for the use of the Grantee Fibers as permitted by this Agreement, as and to the extent more particularly described in this Agreement, including designated space in the Grantor Gateway Facilities as set forth in a separate agreement but excluding in any and all events any electronic and/or optronic equipment.

1.05 "Cable" shall have the meaning set forth in the Recitals.

1.06 "Completion Notice" shall have the meaning set forth in Section 9.02.

1.07 "Costs" shall mean the actual direct costs paid or payable in accordance with the established accounting procedures generally used by Grantor and which Grantor utilizes in billing third parties for reimbursable projects, including the following: (i) direct costs and out of pocket expenses on a direct pass-through basis, and (ii) thirty percent (30%) of the amount set forth in (i) above for internal labor costs, including wages, salaries, benefits and overhead.

1.08 "Dark Fiber" shall have the meaning set forth in Section 15.03.

1.09 "Design, Planning and Engineering Fee" shall be the fee set forth in Exhibit "B".

1.10 "Dispute Notice" shall have the meaning set forth in Article 24.


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1.11 "Effective Date" shall have the meaning set forth in Section 5.01.

1.12 "Fiber Upgrade Notice" shall have the meaning set forth in Section 3.02.

1.13 "Force Majeure Event" shall have the meaning set forth in Article 19.

1.14 "Governmental Authority" shall mean any federal, state, regional, county, city, municipal, local, territorial, or tribal government, whether foreign or domestic, or any department, agency, bureau or other administrative or regulatory body obtaining authority from any of the foregoing, including without limitation, courts, public utilities and sewer authorities.

1.15 "Grantee Delay Event" shall mean the failure of Grantee to timely observe and perform its obligations and agreements hereunder, which failure delays the construction and installation of the Grantor System with respect to one or more Segments.

1.16 "Grantee Fibers" shall have the meaning set forth in Article 3.

1.17 "Grantor Gateway Facilities" shall mean such facilities as may be mutually agreed upon between Grantor and Grantee which are owned, leased or otherwise used by Grantor to accommodate or house switch equipment, fiber optic transmission and/or associated ancillary equipment to serve as a switch terminal, transport concentrator, hub terminal or junction.

1.18 "Grantor System" shall have the meaning set forth in the Recitals.

1.19 "Impositions" shall mean all taxes, fees, levies, imposed duties, charges or withholdings of any nature (including without limitation ad valorem, real property, gross receipts, taxes and franchise, license and permit fees), together with any penalties, fines or interest thereon arising out of the transactions contemplated by this Agreement and/or imposed upon the Grantor System, or any part thereof, by any Governmental Authority. Notwithstanding anything to the contrary contained in this Agreement,

Impositions shall not include any income taxes assessed on the net or gross income of Grantor and any of its Affiliates.

1.20 "Interconnection Points" shall have the meaning set forth in Section 10.01.

1.21 "IRU" shall have the meaning set forth in Article 3.

1.22 "IRU Fee" shall be the fee specified in Exhibit "B".

1.23 "Lateral Segment" shall mean the Segments of the Grantor System identified as such in Exhibit "A".

1.24 "Lateral Segment Fee" shall be the fee specified in Exhibit "B".

1.25 "Non-Targeted Lateral Segment" shall have the meaning set forth in Section 8.02.

1.26 "Person" shall mean any natural person, corporation, partnership, limited liability company, business trust, joint venture, association, company or Governmental Authority.

1.27 "Prime Rate" shall mean, as of any relevant date, the interest rate most recently published in the Money Rates Section of The Wall Street Journal. as the prime rate.

1.28  "Proprietary  Information"  shall  have the  meaning  set forth in Section
23.01.

1.29 "Recurring Charge" shall have the meaning set forth in Section 13.02.

1.30 "Relocating Authority" shall have the meaning set forth in Section 6.03.

1.31 "Required Rights" shall have the meaning set forth in Section 6.01.


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1.32 "Route  Miles" shall mean,  for each  Segment,  the actual  number of route miles, or portion thereof, for such Segment as constructed.

1.33 "Scheduled Completion Date" shall mean, with respect to each Segment and subject to Force Majeure Events, the dates set forth on Exhibit "A".

1.34 "Segments" shall have the meaning set forth in Section 2.01.

1.35 "Segment End Points" shall have the meaning set forth in Section 2.01.

1.36 "System Route" shall have the meaning set forth in Section 2.01.

1.37  "Targeted  Lateral  Segment"  shall have the  meaning set forth in Section
8.02.

1.38 "Term" shall have the meaning set forth in Article 5.

                                   ARTICLE 2.
                                  SYSTEM ROUTE

2.01 The Grantor System will connect the points identified on Exhibit "A" attached hereto (each point identified on Exhibit "A" is herein called a "Segment End Point", the route between the applicable Segment End Points is herein called a "Segment", and all of the Segments together are herein called the "System Route"). The Grantor System will include the "Lateral Segments" (each of which shall be considered a "Segment" for purposes hereof), if any, identified in Exhibit "A".

2.02 The specific location of the System Route between Segment End Points is subject to change in the sole discretion of Grantor; however, the System Route will connect the Segment End Points for each Segment.

                                   ARTICLE 3.
                                  GRANT OF IRU

3.01 As of the Effective Date for each particular Segment of Grantee Fiber delivered by Grantor to Grantee hereunder, Grantor hereby grants to

Grantee, and Grantee hereby acquires from Grantor (i) an exclusive indefeasible right of use in, for the purposes described herein, the number of fibers set forth in Exhibit "A" to be specifically identified in the Cable between the Segment End Points for such Segment (the "Grantee Fibers"); and (ii) an associated and non-exclusive indefeasible right of use, for the purposes described herein, in the Associated Property respecting such Segment, all upon and subject to the terms and conditions set forth herein (collectively the "IRU").

3.02 Grantee may, by written notice (a "Fiber Upgrade Notice") delivered to Grantor, inform Grantor that Grantee desires to purchase an IRU in additional fibers (whether of the same type as the Grantee Fibers or otherwise) either (a) along the same System Route as the Grantee Fibers, or (b) within planned extensions to the then-existing Grantor System. In the event that Grantor subsequently determines to install such additional fibers, then Grantor shall notify Grantee of such determination.

3.03 In the event that Grantee has delivered a Fiber Upgrade Notice and Grantor has received such notice prior to its determination to install additional fibers, Grantor and Grantee shall negotiate in good faith concerning Grantee's acquisition of a portion of such additional fibers (including negotiation of the additional IRU Fees due and payable by Grantee for the use of such additional fibers). The Term for use of any additional fibers shall be, unless otherwise agreed in writing by the parties, for a period which commences upon delivery of such additional fibers and which ends twenty (20) years thereafter; provided, however, that to the extent such extended term requires Grantor to extend or renew a Required Right, Grantor shall have the right to increase the Recurring Charge in order to reflect, in Grantor's reasonable discretion, the pass through (on a pro rata basis based upon the number of fibers within the Grantor System) of any increase in the payments, fees, charges, costs or other expenses incurred or to be incurred by Grantor in connection with the extension or renewal of such Required Right. Notwithstanding anything else in this Agreement to the contrary, the failure of Grantor to notify Grantee of its determination to install additional fibers under Section 3.02, or the failure of the parties to successfully negotiate the terms of an IRU in such additional fibers, shall not constitute a default or breach of this Agreement hereunder and neither Grantee nor Grantor shall have any liability to the other for the performance, or the failure to perform, any obligations imposed under Sections 3.02 or 3.03 hereof.

                                   ARTICLE 4.
                                      FEES

4.01 Grantee agrees to pay, as compensation for Grantor's performance of incremental design, engineering, planning and development of the Grantee Fibers (including but not limited to the Lateral Segments), the Design, Planning and Engineering Fee set forth in Exhibit "B".

4.02 Grantee further agrees to pay, as compensation for the use of the Grantee Fibers, the IRU Fee set forth in Exhibit "B".

4.03 Grantee further agrees to pay, as compensation for the construction and installation of Grantee Fiber within the Lateral Segments and as compensation for the use thereof, the amounts as set forth on Exhibit "B" (the "Lateral Segment Fee").

4.04 In addition to the foregoing amounts, Grantee shall pay directly or reimburse Grantor for all other sums, costs, fees and expenses which are expressly provided to be paid by Grantee under this Agreement.

4.05 Grantor will send Grantee invoices for payments of all other sums, costs, fees and expenses owed by Grantee to Grantor hereunder and Grantee shall pay such invoiced amounts within thirty (30) days after receipt of such invoice by Grantee. Any sums not paid by Grantee when due shall bear interest at the Prime Rate plus two percent (2%).

4.06 All payments made by Grantee hereunder shall be made without any deduction for or on account of Canadian withholding taxes imposed by the Government of Canada or its Provinces. If Grantee were required by law to make any such deduction for Canadian withholding from any payment due hereunder to Grantor, then, notwithstanding anything to the contrary contained in this Agreement, Grantee shall pay separately an amount equal to the amount of Canadian tax withheld to Grantor.

4.07 Grantor and Grantee acknowledge and agree that Grantee shall be solely responsible for all transaction taxes, including without limitation all sales or use taxes, transfer taxes or stamp taxes that are legally imposed on Grantee in connection with fees payable under this Article 4. Grantee hereby agrees to indemnify Grantor from and against any such taxes that Grantor does not collect from Grantee due to Grantor's failure to enforce the collection of such taxes. In the event Grantor receives a valid and final assessment for failure to collect such taxes from Grantee, including any interest or penalties thereon, then Grantee shall reimburse Grantor for all amounts due by Grantor as taxes, interest and or penalties upon presentation of a valid and final assessment to Grantee. In this regard, Grantor and Grantee agree to use reasonable administrative and judicial remedies to ascertain the validity of the assessment issued against Grantor. The cost incurred in the pursuance of such administrative and judicial remedies, as applicable, will be shared equally by Grantor and Grantee.

                                   ARTICLE 5.
                                      TERM

5.01 The IRU with respect to each Segment shall become effective on the first day when both (i) the Acceptance Date with respect to the Grantee Fibers within a Segment has occurred and (ii) Grantor has received payment of all of the IRU Fee with respect to such Segment then due to Grantor hereunder (the "Effective Date"). Subject to the provisions of Article 20, the IRU with respect to the Grantee Fibers within each Segment shall terminate at the end of the twentieth
(20th) anniversary of the Effective Date (the "Term"). Grantee shall be permitted to extend the Term with respect to each Segment of Grantee Fibers that is part of a Loop (as delineated in Exhibit "A") so that the Term of all Segments within such Loop expire contemporaneously with the Term of the last Segment of Grantee Fibers comprising such Loop. In the event that Grantee desires to so extend the Term of any Segment of Grantee Fibers, Grantee shall (no sooner than 1 year nor later than 6 months prior to the expiration of the Term respecting such

Segment of Grantee Fibers) deliver to Grantor written notice of its election to so extend the Term plus an additional IRU Fee (prorated for the duration of the extension allowed) to compensate for the extension of the Term (so that, as an example, if the term of a Segment of Grantee Fibers was extended by 1 year, the additional IRU Fee would be 1/20th of the amount of the IRU Fee for that Segment).

5.02 Upon the expiration of the Term respecting a Segment, all rights to the use of the Grantee Fibers therein shall revert to Grantor without reimbursement of any of the IRU Fee or other sums, costs, fees or expenses previously made with respect thereto, and from and after such time Grantee shall have no further rights or obligations hereunder with respect thereto unless such rights or obligations are specifically provided herein to survive the Term.

5.03 Subject to Article 20, this Agreement shall become effective on the date hereof and shall terminate on the date when all the Terms of the Segments shall have expired or terminated, except that those provisions of this Agreement which are expressly provided herein to survive such termination shall remain binding on the parties hereto.

                                   ARTICLE 6.
                                 REQUIRED RIGHTS

6.01 Grantor agrees to obtain and maintain in full force and effect for and during the Term of each Segment all rights, licenses, permits, authorizations, rights-of-way, easements and other agreements which are necessary for Grantor to obtain in order to permit Grantor to construct, install and keep installed, and maintain the Grantee Fibers within such Segment in accordance with this Agreement and to convey the IRU in the Grantee Fibers to Grantee and all other rights under this Agreement pursuant to the IRU (collectively, the "Required Rights"). Grantee shall obtain, prior to the commencement of the Term, and maintain in full force and effect for and during the Term of each Segment all rights, licenses, permits, authorizations, franchises and other approvals which are necessary for Grantee to obtain in order to permit Grantor to grant the IRU to Grantee and for Grantee to use the Grantee Fibers.

6.02 In the event Grantor shall receive notice from any grantor or provider of a Required Right that Grantor has failed to observe or perform its obligations under such Required Right, and Grantor is not contesting in good faith the validity of such claimed or alleged failure, Grantor shall give written notice to Grantee and Grantee may, at its option (subject to the terms and provisions of the Required Right and the ability of third parties to cure defaults of Grantor thereunder), cure or correct such failure and Grantor shall reimburse Grantee for the costs and expenses incurred by Grantee in connection therewith.

6.03 If, after the Acceptance Date with respect to a Segment, Grantor is required (i) by any Governmental Authority under the power of eminent domain or otherwise, (ii) by the grantor or provider of any Required Right, (iii) by any other Person having the authority to so require (each a "Relocating Authority"), or (iv) by the occurrence of any Force Majeure Event, to relocate the Grantor System within such Segment or any portion thereof, Grantor shall have the right to either proceed with such relocation, including, but not limited to, the right, in good faith, to reasonably determine the extent and timing of, and methods to be used for, such relocation, or to pay such amounts to the Relocating Authority as are necessary to avoid the need for such relocation. Grantee shall be kept fully informed of all determinations made by Grantor in connection with such relocation, and any such relocation shall be constructed substantially in accordance with the construction specifications set forth in Exhibit "C", incorporate fiber meeting or exceeding the specifications set forth in Exhibit "D" and be subject to Acceptance Testing. Grantee shall reimburse Grantor for its proportionate share of the Costs (including Acceptance Testing and including amounts paid to a Relocating Authority to avoid relocation) related to such relocation (to the extent Grantor has not been reimbursed by the Relocating Authority) allocated to Grantee pro rata based on the number of Grantee Fibers and the total fiber count in the affected Segments of the Grantor System.

                                   ARTICLE 7.
                       CONSTRUCTION OF THE GRANTOR SYSTEM

7.01 Grantor will design, engineer, install and construct the Grantor System substantially in accordance with the construction specifications set forth in Exhibit "C", in a workmanlike manner and in accordance with industry standards and all applicable laws. Such responsibilities shall include, without limitation, preparation of construction drawings, materials specifications and materials requisitions. The Grantee Fibers and the conduit housing the Cable shall meet or exceed the fiber and conduit specifications set forth in Exhibit "D". Nothing contained herein shall prohibit Grantor from commencing construction of a portion of a Segment before Grantor has obtained all Required Rights necessary for all of such Segment.

7.02 Grantor will undertake the Acceptance Testing of each of the Segments and Lateral Segments.

7.03 Occupancy by Grantee in any Grantor Gateway Facility shall be subject to the execution of a separate agreement in form mutually acceptable to both Grantor and Grantee.

7.04 Grantor and Grantee will consult with each other from time to time upon request to attempt to coordinate construction of the Grantor System with other network construction which may be undertaken by Grantee.

7.05 Subject to the terms and provisions of any applicable Required Right, Grantee shall have the right, but not the obligation, at Grantee's cost and expense on at least five (5) days prior written notice to Grantor, to inspect the construction of each Segment, including the installation, splicing and testing of the Grantee Fibers incorporated therein; provided that no inspection or failure to inspect by Grantee shall impair, modify or amend any of the representations, warranties, covenants and agreements of Grantor under this Agreement.

7.06 Notwithstanding anything to the contrary contained herein, Grantor may elect, at its option, to acquire any portion of the Grantor System from third parties (whether under a lease, sublease, indefeasible right of use, or otherwise) in lieu of constructing and installing the Grantor System respecting such portion; provided, any such acquired portion shall be or have been constructed substantially in accordance with the specifications and procedures required by this Agreement except for such deviations which do not, in the reasonable discretion of Grantor, materially diminish the utility, reliability or expected useful life of the Grantor System.

                                   ARTICLE 8.
                                LATERAL SEGMENTS

8.01 In the event that Grantee desires to have Grantor construct and install additional Lateral Segments (other than those listed in Exhibit "A") during the Term, Grantee may request (in writing) that Grantor perform construction of same. Upon receipt of such a request, Grantor shall determine whether it will construct such additional Lateral Segments; Grantor shall be under no obligation to construct additional Lateral Segments, and Grantee shall not be obligated to contract with Grantor for the construction of any Lateral Segments.

8.02 A "Targeted Lateral Segment" is a Lateral Segment to connect a location where Grantor has, at the time the written request is submitted, already committed to build and for which Grantor has secured or reserved funding for construction (including those Lateral Segments identified as Targeted Lateral Segments on Exhibit "A"). Any Lateral Segment that is not a "Targeted Lateral Segment" (as of the date of Grantee's request for fiber within such Lateral Segment) shall be a "Non-Targeted Lateral Segment". In the event that Grantee requests construction of additional Lateral Segments and Grantor determines to construct same, then (unless otherwise agreed by the parties) the Lateral Segment Fee respecting each such Lateral Segment shall be determined in accordance with Exhibit "B".

8.03 When physically and economically prudent (as determined in Grantor's sole discretion), Grantor will construct all Targeted Lateral Segments diversely to Grantor's point of presence only (i.e., two distinct physical routes will be used to connect the Segment End Point on the Grantor's backbone network to Grantor's point of presence within or near the targeted building). Building entrance facilities, or riser facilities within any building, may or may not be diverse in Grantor's sole discretion. Grantor shall have discretion to determine the design and route of all

Lateral Segments (including decisions relating to the location or locations of the Segment End Points). In the event that (for Lateral Segments other than those listed in Exhibit "A") Grantor determines to construct a Lateral Segment diversely, Grantee may (by written notice delivered no later that ten (10) days after Grantee is informed of Grantor's determination to construct such Lateral Segment diversely) elect not to use fibers within the diverse return route for such Lateral Segment, in which event Grantee shall be entitled to use Grantee Fibers within only the point-to-point section of the Lateral Segment and the IRU Fee for such Grantee Segment shall be based on the Costs of construction only for such point-to-point section.

8.04 For the Lateral Segments listed in Exhibit "A", Grantor shall complete construction of each such Lateral Segment no later than the last to occur of eighteen (18) months after (a) execution of this Agreement, or (b) completion of the Segments into which such Lateral Segment is to connect. Grantor shall keep Grantee informed of the progress of work necessary to complete such construction, but Grantee shall not be entitled to any liquidated damages (as set forth in Section 20.03) related to the failure to complete construction on or before the date required by this Section.

                                   ARTICLE 9.
                        ACCEPTANCE TESTING AND COMPLETION

9.01 Grantor shall test the Grantee Fibers in accordance with the procedures and standards specified in Exhibit "E" ("Acceptance Testing"). Acceptance Testing shall progress span by span along each Segment as cable splicing progresses, so that test results may be reviewed in a timely manner. Acceptance Testing shall include, but is limited to, (i) testing of the Grantee Fibers along a Segment,
(ii) if applicable, completion of any work or installation required for any Lateral Segments listed in Exhibit "A" (provided Grantor and Grantee have acquired all necessary building access agreements or other authorizations to perform such installation work at least sixty (60) days before the Scheduled Completion Date for such Segment) and (iii) if applicable, completion of any build-out (inclusive of power) required for the Grantor Gateway Facilities (provided Grantee has designated its space and power requirements at least sixty
(60) days before the Scheduled

Completion Date for such Segment). Grantee shall have the right, but not the obligation, at Grantee's cost and expense, to be present to observe the Acceptance Testing. Grantee shall be responsible for the timely designation of its space and power requirements for the Grantor Gateway Facilities, acquisition of all necessary building access agreements or other authorizations required for installation work and access to Grantee's Point of Presence within such building, and completion of any work or installation required in order for it to place the Grantee Fibers into operation (and Grantee's failure to make such designations, acquire such authorizations, or complete such work shall not be grounds for rejection of a Completion Notice). Grantor shall provide Grantee with a copy of such test results.

9.02 Upon the successful completion of Acceptance Testing respecting any Segment, Grantor shall provide written notice of same to Grantee (a "Completion Notice") and an invoice for the IRU Fee for such Segment. Grantor shall contemporaneously deliver a copy of the results of the Acceptance Testing for the entire Segment (if and to the extent that Grantor has not previously delivered same) and Grantee shall, within fifteen (15) days of receipt of the Completion Notice, either accept or reject the Completion Notice (Grantee shall be permitted to reject only if Grantee specifies a material failure of the Grantee Fibers to satisfy the requirements of this Agreement) by delivery of written notice to Grantor. In the event Grantee rejects the Completion Notice, Grantor shall promptly, and at no cost of Grantee, commence to remedy the defect or failure specified in Grantee's notice. Thereafter Grantor shall again conduct Acceptance Testing and (if successfully completed) provide Grantee a Completion Notice with respect to such Segment. The foregoing procedure shall apply again and successively thereafter until Grantor has remedied all defects or failures specified by Grantee. Any failure by Grantee to timely accept or reject a Completion Notice, or any use of the Grantee Fibers or Associated Property by Grantee for any purpose other than testing, shall be deemed to constitute acceptance for purposes of this Agreement and Grantee shall be deemed to have delivered a notice of acceptance upon such use or on the fifteenth day after delivery of the Completion Notice. Notwithstanding the foregoing, Grantor may send a separate Completion Notice for each Grantor Gateway Facility located along a Segment.

                                   ARTICLE 10.
                             INTERCONNECTION POINTS

10.01 Grantee shall have the right to request that Grantor interconnect Grantee's communications system with the Grantee Fibers at the Segment End Points and such other points as are determined and designated by Grantor in its sole discretion during the design, engineering and permitting phases of construction ("Interconnection Points"). None of the Interconnection Points shall be in any portion of the Grantor System which transits Canada unless such interconnection can be accomplished in a fashion which, in Grantor's judgement, will not cause either Grantor or Grantee to be in violation of applicable laws or regulations.

10.02 Grantor may route the Grantee Fibers through Grantor's space in any Grantor Gateway Facilities, in Grantor's sole discretion; provided such routing shall not materially adversely affect Grantee's use of the Grantee Fibers or Associated Property hereunder and Grantor shall be responsible for all costs and expenses associated therewith.

10.03 Any work respecting the Grantor System or the Grantee Fibers required by Grantee, including (a) splicing of the Grantee Fibers, or (b) changes in the configuration or other changes relating to Grantee's space or racks shall be undertaken only by Grantor at Grantee's request and shall be performed within a reasonable amount of time consistent with industry accepted practices; Grantee shall (except with respect to splicing and incidental work at Segment End Points (and such other points) as previously identified between the parties prior to the execution of this Agreement, the costs for which have been included in the payments due hereunder) reimburse Grantor for all Costs incurred in connection therewith, plus a management fee equal to thirty percent (30%) of such Costs. Grantee shall have no right to perform work on or otherwise physically access the Grantor System, except as expressly provided herein.

                                   ARTICLE 11.
                                   OPERATIONS

11.01 Subject to the access restrictions set forth in Article 10, Grantee shall (at its full cost and expense) have full and complete control and responsibility for determining any network and service configuration or designs, routing configurations, re-grooming, rearrangement or consolidation of channels or circuits and all related functions with regard to the use of the Grantee Fibers; provided, such control and responsibility by Grantee shall not adversely affect the use by any other Person of the Grantor System and/or any electronic or optronic equipment used by such Person in connection therewith.

11.02 Grantee acknowledges and agrees that Grantor is not supplying nor is Grantor obligated to supply to Grantee any optronic or electronic equipment or related facilities, all of which are the sole responsibility of Grantee, nor is Grantor responsible for performing any work other than as specified in this Agreement.

11.03 Upon not less than one hundred twenty (120) days written notice from Grantor to Grantee with respect to "Operating Grantee Fibers" (as defined below), Grantor may, at its option substitute for the Grantee Fibers within any Segment or Segments, or any portions thereof, an equal number of alternative fibers within such Segment or portion thereof, provided that in such event, such substitution (i) shall be effected at the sole cost of Grantor, including, without limitation, all disconnect and reconnect costs, fees and expenses; (ii) shall be constructed substantially in accordance with the specifications and procedures set forth in Exhibit "C", incorporate fiber and conduit meeting or exceeding the specifications set forth in Exhibit "D", and be tested in accordance with the Acceptance Testing; (iii) shall not change any Segment End Points or other Interconnection Points; and (iv) Grantor shall use all reasonable good faith efforts to minimize any interruption in the operation of the Grantee Fibers. Substitution of Grantee Fibers shall not affect or extend the Term with respect to the fibers so substituted. For purposes of the foregoing, "Operating Grantee Fibers" shall mean Grantee Fibers which have been jumpered to Grantee's space or equipment at a Segment End Point. Grantor may substitute Grantee Fibers which are not Operating Grantee Fibers at any time during the Term without notice to Grantee (provided that, in the event Grantor has substituted the Grantee Fibers, then at the time such Grantee requests that its fibers be jumpered to its space or equipment, the substituted Grantee Fibers will be tested in accordance with the provisions of this Agreement).

                                   ARTICLE 12.
                  MAINTENANCE AND REPAIR OF THE GRANTOR SYSTEM

     From and after the Effective Date with respect to each Segment, the maintenance of the Grantor System within such Segment shall be provided in accordance with the maintenance requirements and procedures set forth in Exhibit "F" attached hereto. The costs of all Scheduled Maintenance (as defined in Exhibit "F") of the Grantee Fibers shall be borne by Grantor as a part of the Recurring Charge; however, Grantee shall reimburse Grantor for its proportionate share of the Costs of any Unscheduled Maintenance (as defined in Exhibit "F") (if but only if (i) the total Costs of such Unscheduled Maintenance exceeds five thousand dollars ($5,000.00) or (ii) Grantee is the sole user of the Cable), which Costs shall be allocated to Grantee pro rata based on the number of Grantee Fibers and the total fiber count in the affected portion of the Grantor System.

                                   ARTICLE 13.
                                RECURRING CHARGE

13.01 Grantor shall be responsible for the payment of the costs of Scheduled Maintenance of the Grantor System (as defined in Exhibit "F").

13.02 In consideration of Grantor's responsibilities under Section 13.01, subject to the adjustments described in Section 13.03, Grantee shall pay to Grantor each year, with respect to all Segments in a metropolitan area, commencing with the Acceptance Date of the first Segment to be completed within such metropolitan area and continuing until the expiration of the Term of the IRU with respect to the last Segment to be completed within such metropolitan area shall have occurred, the greater of [**] or the product obtained when: (a) $[**] is multiplied by (b) the number of Route Miles in all such Segments within a metropolitan area (the "Recurring Charge").

13.03 The Recurring Charge shall be increased on each anniversary of the Acceptance Date of the first Segment in which Grantee will receive the IRU by the increase, if any, in the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics (1982-84 = 100), for the preceding twelve (12) month period. In the event such index shall cease to be computed or published, Grantor may, in its reasonable discretion, designate a successor index to be used in determining any increase to the Recurring Charge.

13.04 The Recurring Charge shall be paid each year by Grantee in twelve (12) equal installments due and payable on the first day of each month. In the event the Acceptance Date or expiration of the Term of a Segment occurs other than on the first day of the month, the Recurring Charge shall be prorated.

                                   ARTICLE 14.
                                   IMPOSITIONS

14.01 Grantor and Grantee acknowledge and agree that it is their mutual objective and intent to (i) minimize, to the extent feasible, the administrative expenses associated with and the aggregate Impositions payable with respect


[**] CONFIDENTIAL TREATMENT REQUESTED
to the Grantor System and the Grantee Fibers and (ii) share such Impositions according to their respective interests in the Grantor System and the Cable, and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article.

14.02 Grantor shall be responsible for and shall timely pay any and all Impositions with respect to the construction or operation of the Grantor System which Impositions are imposed or assessed prior to the Acceptance Date of a Segment. Notwithstanding the foregoing obligations, Grantor shall have the right to challenge any such Impositions so long as the challenge of such Impositions does not materially adversely affect the rights to be delivered to Grantee pursuant hereto.

14.03 Following the Acceptance Date for each Grantor System and except with respect to Impositions constituting ad valorem property taxes (which are addressed in Section 14.04 below), Grantor shall timely pay any and all Impositions imposed upon or with respect to each Grantor System. Upon receipt of a notice of any such Imposition, Grantor shall promptly notify Grantee of such Imposition and Grantee shall pay or reimburse Grantor for its proportionate share of such Imposition, which share shall be determined based upon Grantee's proportionate share of the total fiber count in the affected portion of the Grantor System under the terms of this Agreement.

14.04 Following the Acceptance Date for each Grantor System and except to the extent prohibited by applicable laws or regulations, Grantor shall separately file returns for and pay any and all ad valorem property taxes imposed on or assessed against the Grantor System, including the Grantee Fibers. In lieu of direct reimbursement of such amounts, Grantee shall pay to Grantor an amount each year equal to the average Property Tax Basis (as defined below) times 1.75%, payable as of October 31 of that year. The initial Property Tax Basis for each Segment shall equal the sum of the amounts payable by Grantee to Grantor under Sections 4.01, 4.02, 4.03 and 4.04 with respect to such Segment (the "Initial Segment Cost"). The Property Tax Basis will then be reduced by 1/15 of the Initial Segment Cost on each anniversary of the Acceptance Date for such Segment until the Property Tax

Basis for such Segment reaches 20% of the Initial Segment Cost, at which point it will remain fixed for the remaining duration of the Term. The average Property Tax Basis for each Segment is the average of each day's Property Tax Basis for that Segment for that year, taking into account any adjustment on the anniversary of the Acceptance Date, and the amount to be multiplied by 1.75% above will be the sum of such average Property Tax Basis for all Segments that have been accepted by the end of the year. To the extent a Segment is accepted after October 31 of the year and no payment is made with respect to such Segment for that year, the amount will carry over and be included in the following year's payment. In the event that applicable laws or regulations require Grantee to file returns for and pay any or all ad valorem property taxes imposed on or assessed against the Grantee Fibers, Grantee shall do so. If Grantee's payment of such taxes relieves Grantor of the obligation to report and pay ad valorem property taxes with respect to the portion of the Grantee Fibers in such jurisdiction, then the amounts payable by Grantee to Grantor hereunder shall be reduced by the amount of such reduction in Grantor's ad valorem property tax liability (including any refund received by Grantor as a result of Grantee's payment), as determined reasonably by the parties.

14.05 With respect to Section 14.04, Grantee may, at its sole option, separately file returns for and pay any and all ad valorem property taxes if applicable laws or regulations permit Grantee to file returns for and pay any and all ad valorem taxes; provided Grantee has notified Grantor of its intent to exercise such option on or before October 31 of the year preceding the year for which this option is exercised.

14.06 Notwithstanding any provision herein to the contrary, Grantor shall have the right to contest any Imposition assessed against it, (including by nonpayment of such Imposition provided such nonpayment does not materially adversely affect the rights to be delivered to Grantee pursuant hereto). The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by Grantor in any such contest shall be shared by Grantor and Grantee in the same proportion as to which the parties would have shared in such Impositions, as they were originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section shall be divided between Grantor and Grantee in the same proportion as to which such refunded or credited Impositions were borne by Grantor and Grantee.

                                   ARTICLE 15.
                              USE OF GRANTOR SYSTEM

15.01 Grantee  represents  and warrants that it will use the Grantee  Fibers and
the  IRU  hereunder  in  compliance  with  all  applicable   government   codes,
ordinances, laws, rules and regulations.

15.02 Subject to the provisions of this Agreement, Grantee may use the Grantee Fibers and the IRU for any lawful purpose. Grantee acknowledges and agrees that it has no right to use any fibers, other than the Grantee Fibers, included or incorporated in the Grantor System, and that Grantee shall keep any and all of the Grantor System free from any liens, rights or claims of any third party attributable to Grantee.

15.03 Notwithstanding anything to the contrary contained in this Agreement, Grantee covenants and agrees that Grantee shall not, that Grantee shall have no right to, and that Grantor may enjoin Grantee from any attempt to, assign, sell, lease, sublease, transfer, grant an indefeasible right of use or other similar right or interest in the IRU or the Grantee Fibers to anyone as Dark Fiber for a period of four (4) years after the Acceptance Date for such Grantee Fibers. For purposes hereof, "Dark Fiber" shall mean fiber provided without electronic and/or optronic equipment and which is not "lit" or activated.

15.04 Grantee shall not use the Grantee Fibers in a way which physically interferes in any way with or otherwise adversely affects the use of the fibers, cable or conduit of any other Person using the Grantor System.

15.05 Grantee and Grantor shall promptly notify each other of any matters pertaining to, or the occurrence (or impending occurrence) of, any event of which it is aware that could give rise to any damage or impending damage to or loss of the Grantor System.

15.06 Grantee and Grantor agree to cooperate with and support each other in complying with any requirements applicable to their respective rights and obligations hereunder by any Governmental Authority.

                                   ARTICLE 16.
                                 INDEMNIFICATION

16.01 Subject to the provisions of Article 17, Grantor hereby agrees to indemnify, defend, protect and hold harmless Grantee and its employees, officers and directors, from and against, and assumes liability for: (i) any injury, loss or damage to any Person, tangible property or facilities of any Person (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the negligence or willful misconduct of Grantor, its officers, employees, servants, Affiliates, agents, contractors, licensees, invitees and vendors arising out of or in connection with the performance or omission by Grantor of its obligations or the exercise by Grantor of its rights under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Grantor of any regulation, rule, statute or court order of any Governmental Authority in connection with the performance or omission by Grantor of its obligations or the exercise by Grantor of its rights under this Agreement.

16.02 Subject to the provisions of Article 17, Grantee hereby agrees to indemnify, defend, protect and hold harmless Grantor, and its employees, officers and directors, from and against, and assumes liability for: (i) any injury, loss or damage to any Person, tangible property or facilities of any Person (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the negligence or willful misconduct of Grantee, its officers, employees, servants, Affiliates, agents, contractors, licensees, invitees and vendors arising out of or in connection with the performance or omission by Grantee of its obligations or the exercise by Grantee of its rights under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Grantee of any regulation, rule, statute or court order of any Governmental Authority in connection with the performance or omission by Grantee of its obligations or the exercise by Grantee of its rights under this Agreement.

16.03 Grantor and Grantee agree to promptly provide each other with notice of any claim which may result in an indemnification obligation hereunder. The indemnifying party may defend such claim with counsel of its own choosing provided that no settlement or compromise of any such claim shall occur without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.

16.04 Grantor and Grantee each expressly recognize and agree that its obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of its other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring legal proceedings against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. These obligations shall survive the expiration or termination of this Agreement.

16.05 Notwithstanding the foregoing provisions of this Article, to the extent Grantor is required under the terms and provisions of any Required Right to indemnify the grantor or provider thereof from and against any and all claims, suits, judgments, liabilities, losses and expenses arising out of service interruption, cessation, unreliability of or damage to the Grantor System, regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction of such grantor or provider and its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Required Right, Grantee hereby releases such grantor or provider from, and hereby waives, all claims, suits, judgments, liabilities, losses and expenses arising out of service interruption, cessation, unreliability of or damage to the Grantor System regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such grantor or provider or its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Required Right.

                                   ARTICLE 17.
                             LIMITATION OF LIABILITY

     Notwithstanding any provision of this Agreement to the contrary, neither party shall be liable to the other party for any special, incidental, indirect, punitive or consequential damages, or damages for lost revenue or lost profits, whether foreseeable or not, arising out of, or in connection with such party's failure to perform its respective obligations hereunder, including, but not limited to, loss of profits or revenue (whether arising out of transmission interruptions or problems, any interruption or degradation of service or otherwise), or claims of customers, whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by, the other party or any other cause whatsoever, including breach of contract, breach of warranty, negligence, or strict liability, all claims for which damages are hereby specifically waived. Except as set forth in Section 16.05, nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third party, including claims for indirect, special or consequential damages, based on any acts or omissions of such third party. In no event shall Grantor be liable to Grantee for any direct injury, loss or damages arising out of or resulting from any cause whatsoever to the extent such damages are in excess of the IRU Fee received from Grantee.

                                   ARTICLE 18.
                                    INSURANCE

18.01 During the term of this Agreement, each party shall obtain and maintain the following insurance: (i) Commercial General Liability including coverage for
(a) premises/operations, (b) independent contractors, (c) products/completed operations, (d) personal and advertising injury, (e) contractual liability, and
(f) explosion, collapse and underground hazards, with combined single limit of not less than $1,000,000.00 each occurrence or its equivalent; (ii) Worker's Compensation in amounts required by applicable law and Employer's Liability with a limit of at least $1,000,000.00 each accident; (iii) Automobile Liability including coverage for owned/leased, non-owned or hired automobiles with combined single limit of not less than $1,000,000.00 each accident; and (iv) any other insurance coverage required under or pursuant to the Required Rights.

18.02 During the term of this Agreement: (i) Grantee shall obtain and maintain "all risk" property insurance in an amount equal to the replacement cost of all electronic, optronic and other equipment utilized by Grantee in connection with the Grantee Fibers.

18.03 Both parties expressly acknowledge that a party shall be deemed to be in compliance with the provisions of this Article if it maintains an approved self-insurance program providing for a retention of up to $1,000,000.00. If either party provides any of the foregoing coverage on a claims made basis, such policy or policies shall be for at least a three (3) year extended reporting or discovery period.

18.04 Unless otherwise agreed, all insurance policies shall be obtained and maintained with companies rated A or better by Best's Key Rating Guide and each party shall, upon request, provide the other party with an insurance certificate confirming compliance with the requirements of this Article.

18.05 Grantee and Grantor shall each obtain from the insurance companies providing the coverage required by this Agreement, the permission of such insurers to allow such party to waive all rights of subrogation and such party does hereby waive all rights of said insurance companies to subrogation against the other party, its affiliates, subsidiaries, assignees, officers, directors and employees. To the extent of each party's respective indemnification obligation, each party shall name the other party as an additional insured on their respective Commercial General Liability and Automobile Liability policies.

18.06 In the event either party fails to maintain the required insurance coverage and a claim is made or suffered, such party shall indemnify and hold harmless the other party from any and all claims for which the required insurance would have provided coverage.

18.07 Until the Effective Date for a Segment, Grantor shall bear all risk of loss of and damage or destruction to the Grantor System within such Segment. Commencing as of the Effective Date, any loss, damage or destruction of or to the Grantor System not otherwise required to be insured hereunder shall be treated for all purposes as Unscheduled Maintenance (as defined in Exhibit "F").

                                   ARTICLE 19.
                                  FORCE MAJEURE

     Except as may be otherwise specifically provided in this Agreement, neither party shall be in default under this Agreement if and to the extent that any failure or delay in such party's performance of one or more of its obligations hereunder is caused by any of the following conditions, and such party's performance of such obligation or obligations shall be excused and extended for and during the period of any such delay: act of God; fire; flood; fiber, cable, conduit or other material failures, shortages or unavailability or other delay in delivery not resulting from the responsible party's failure to timely place orders therefor; lack of or delay in transportation; government codes, ordinances, laws, rules, regulations or restrictions; war or civil disorder; failure of a third party to recognize a Required Right; any other cause beyond the reasonable control of such party and, in the case of Grantor, a Grantee Delay Event (each a "Force Majeure Event"). The party claiming relief under this Article shall notify the other in writing of the existence of the event relied on and the cessation or termination of said event.

                                   ARTICLE 20.
                                     DEFAULT

20.01 If (i) Grantee makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; (ii) an involuntary petition in bankruptcy, other insolvency protection against Grantee as filed and not dismissed with 120 days; or (iii) Grantee fails to observe and perform the terms and provisions of this Agreement and such failure continues for a period of thirty (30) days after written notice from Grantor (or if such failure is not susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Grantor may (A) terminate this Agreement and the Term, in whole or in part, in which event Grantor shall have no further duties or obligations hereunder, and (B) subject to Article 17, pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including an action for damages, specific performance and/or injunctive relief.

20.02 If (i) Grantor makes a general assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief; (ii) an involuntary petition in bankruptcy, other insolvency protection against Grantor as filed and not dismissed with 120 days; (iii) Grantor fails to observe and perform the terms and provisions of this Agreement and such failure continues for a period of thirty (30) days after written notice from Grantee (or if such failure is not susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Grantee may, subject to Section 20.03 below, (A) terminate this Agreement and the Term, in whole or in part, in which event Grantee shall have no further duties or obligations hereunder, and (B) subject to Article 17, pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including an action for damages, specific performance and/or injunctive relief.

20.03 If, other than as caused by a Force Majeure Event, Grantor has not delivered a Completion Notice (in good faith) respecting a Segment within one hundred eighty (180) days after the Scheduled Completion Date with respect thereto, then, from and after such date and until the installation is completed, Grantee shall receive a credit of one percent (1.0%) off of the IRU Fee for such Segment (as liquidated damages and not as a penalty) for each month or partial month (prorated based on a thirty-day month) of delay thereafter; provided, however, that in no event shall the amount of the credit provided to Grantee hereunder be greater than six percent (6%). In the event Grantor fails to deliver the Grantee Fibers in a Segment within twelve (12) months after the Scheduled Completion Date and otherwise in accordance with this Agreement, then either party shall have the right to terminate this Agreement and Grantor shall, upon such termination, pay Grantee a termination charge in the amount of one-third (1/3rd) of the IRU Fee that would otherwise be due and payable respecting such Segment, together with interest thereon (from and after the date of payment of the Design, Planning and Engineering Fee due under
Section 4.01 hereof) at the Prime Rate plus two percent (2%). This Section sets forth the sole and exclusive remedies of Grantee respecting a failure of Grantor to complete installation of the Grantee Fibers within any Segment on or before the Scheduled Completion Date.

                                   ARTICLE 21.
                                   ASSIGNMENT

21.01 Grantee may not assign, encumber or otherwise transfer this Agreement to any other Person without the prior written consent of Grantor; provided, Grantee shall have the right, without the Grantor's consent, but with prior written notice to Grantor, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender of Grantee subject to the prior rights and obligations of the parties hereunder; and (ii) to any Affiliate of Grantee, or to any entity into which such party may be merged or consolidated or which purchases all or substantially all of the assets of Grantee; provided that Grantee shall not be released from its obligations hereunder. Any assignee or transferee shall continue to be subject to all of the provisions of this Agreement, (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement).

21.02 Any and all increased payments to grantors or Required Right and any other additional fees, charges, costs or expenses which result under the Required Rights or otherwise as a result of any permitted assignment or transfer of this Agreement by Grantee shall be paid by Grantee.

21.03 This Agreement and each of the parties' respective rights and obligations under this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

21.04 Nothing contained in this Article shall be deemed or construed to prohibit Grantor from selling, transferring, leasing, licensing, granting indefeasible rights of use or entering into similar agreements or arrangements with other Persons respecting any fibers and conduit constituting a part of the Grantor System.

                                   ARTICLE 22.
                         REPRESENTATIONS AND WARRANTIES

22.01 Each party represents and warrants that: (i) it has the full right and authority to enter into, execute and deliver this Agreement; (ii) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (iii) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, creditors' rights and general equitable principles; and (iv) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body.

22.02 Grantor represents and warrants that the Segments of the Grantor System that it will construct pursuant hereto will be designed, engineered, installed, and constructed substantially in accordance with the terms and provisions of this Agreement, any and all applicable building, construction and safety codes, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations; provided Grantee's sole rights and remedies with respect to any breach of such representation shall be (i) to inspect the construction, installation and splicing of the Grantee Fibers incorporated in each Segment and to participate in the Acceptance Testing, during the course and at the time of the relevant construction, installation and testing periods for each Segment, as provided herein; (ii) if, during the course of such construction, installation and testing any deviation from the specifications set forth in Exhibits "C" or "D" is discovered which is reasonably likely to materially adversely affect the operation or performance of the Grantee Fibers, the construction or installation of the affected portion of the Segment shall be repaired to such specification by Grantor at Grantor's sole cost and expense; and (iii) if, at any time prior to the date that is twelve (12) months after the Acceptance Date, Grantee shall notify Grantor in writing of its discovery of a deviation from the specifications set forth in Exhibits "C" or "D" which is reasonably likely to materially adversely affect the operation or performance of the Grantee Fibers, with respect to any Segment (which notice shall be given within thirty (30) days of such discovery) the construction or installation of the affected portion of such Segment shall be repaired to such specification by Grantor at Grantor's sole cost and expense.

22.03 Grantee acknowledges and agrees that Grantee's sole rights and remedies with respect to any defect in or failure of the Grantee Fibers to perform in accordance with the applicable vendor's or manufacturer's specifications with respect to the Grantee Fibers shall be limited to the particular vendor's or manufacturer's warranty. In the event any maintenance or repairs to the Grantor System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, Grantor shall pursue all remedies against such manufacturers, contractors or vendors on behalf of Grantee, and Grantor shall reimburse Grantee's costs for any maintenance Grantee has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor pays such costs.

22.04 EXCEPT AS SET FORTH IN THE FOREGOING SECTIONS 22.01 AND 22.02, GRANTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE GRANTEE FIBERS OR THE GRANTOR SYSTEM, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

                                   ARTICLE 23.
                                 CONFIDENTIALITY

23.01 Grantor and Grantee hereby agree that if either party provides confidential or proprietary information to the other party ("Proprietary Information"), such Proprietary Information shall be held in confidence, and the receiving party shall afford such Proprietary Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third party. The parties acknowledge and agree that all information disclosed by either party to the other in connection with or pursuant to this Agreement shall be deemed to be Proprietary Information, provided that verbal information is indicated as being confidential or proprietary when given and promptly confirmed in writing as such thereafter. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing party, shall be used by the receiving party only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party.

23.02 The foregoing provisions of Section 23.01 shall not apply to any Proprietary Information which (i) becomes publicly available other than through the disclosing party; (ii) is required to be disclosed by a governmental or judicial law, order, rule or regulation; (iii) is independently developed by the receiving party; or (iv) becomes available to the receiving party without restriction from a third party.

23.03 Notwithstanding Sections 23.01 and 23.02 either party may disclose Proprietary Information to its employees, agents, lenders, funding partners and legal and financial advisors and providers to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or in obtaining financing, provided that each such party is notified of the confidential and proprietary nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure.

23.04 Neither party shall issue any public announcement or press release relating to the execution of this Agreement without the prior approval of the other party, which approval shall not be unreasonably withheld.

23.05 In the event either party shall be required to disclose all or any part of this Agreement in, or attach all or any part of this Agreement to, any regulatory filing or statement, each party agrees to discuss and work cooperatively, in good faith, with the other party, to protect, to the extent possible, those items or matters which the other party deems confidential and which may, in accordance with applicable laws, be deleted therefrom.

23.06 The provisions of this Article shall survive expiration or termination of this Agreement.

                                   ARTICLE 24.
                               DISPUTE RESOLUTION

     If the parties are unable to resolve any dispute arising under or relating to this Agreement, the parties shall resolve such disagreement or dispute as follows:

          (i) Either party may refer the matter to management-level representatives of the parties by written notice to the other party (the "Dispute Notice"). Within fifteen (15) days after delivery of the Dispute Notice such representatives of both parties shall meet at a mutually acceptable time and place to exchange all relevant information in an attempt to resolve the dispute.

          (ii) If the matter has not been resolved within thirty (30) days after delivery of the Dispute Notice, or if such officers fail to meet within fifteen (15) days after delivery of such Dispute Notice, either party may initiate mediation in accordance with the procedures set forth in (iii) below. All negotiations conducted by such officers shall be confidential and shall be treated as compromise and settlement negotiations for purposes of federal and state rules of evidence.

          (iii) If such representatives are unable to resolve the dispute or have failed to meet, the parties agree to participate in a non-binding mediation procedure as follows: (A) a mediator will be selected by having counsel for each party agree on a single person to act as mediator. The parties' counsel, as well as up to three (3) representatives of each of the parties, will appear before the mediator at a time and place determined by the mediator, but not more than sixty (60) days after delivery of the Dispute Notice. The fees of the mediator and other costs of the mediation will be shared equally by the parties. (B) Each party will present a review of the matter and its position with respect to such matter. At the conclusion of both presentations the parties may ask questions of each other. Either party may abandon the mediation procedure at the end of the presentation and question periods and the mediation procedure shall not be binding on either party.

          (iv) If the matter is not resolved after applying the mediation procedure set forth above, or if either party refuses to take part in the mediation process, the parties may initiate legal proceedings to resolve their dispute.

                                   ARTICLE 25.
                                     NOTICES

     All notices or other communications which are required or permitted herein shall be in writing and sufficient if delivered personally, sent by facsimile transmission followed by another form of written notification which is capable of providing proof of delivery, sent by prepaid overnight air courier, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     IF TO GRANTOR:   Level 3 Communications, LLC
                      1025 Eldorado Blvd.
                      Broomfield, CO 80021
                      Attn: VP, Transmission and Special Services
                      Fax: (720) 888-5255

                      with a copy to:

                      Level 3 Communications, LLC
                      1025 Eldorado Blvd.

                      Broomfield, CO 80021
                      Attn: General Counsel
                      Fax: (720) 888-5127

     IF TO GRANTEE:   SAVVIS Communications Corporation
                      450 South Hamilton Street
                      Painted Post, NY 14870
                      Fax:  607.962.5687
                      Attn: Senior VP - Strategic Network Development

     with a copy to:  SAVVIS Communications Corporation
                      717 Office Parkway
                      St. Louis, MO 63141
                      Attn: Vice President - General Counsel
                      Fax:  314.468.7550

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if delivered personally, on the same day as facsimile transmission (or the first business day thereafter if faxed on a Saturday, Sunday or legal holiday), on the business day after dispatch if sent by overnight air courier, or on the third business day after posting if sent by mail.

                                   ARTICLE 26.
                           ENTIRE AGREEMENT; AMENDMENT

     This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each party. The parties acknowledge that Grantee shall obtain financing for the capital costs of this Agreement with certain financing parties. The Grantor acknowledges that Grantee has no liability under this Agreement until it has closed such financing of its capital costs as reflected on Exhibit "B" to this Agreement. Grantee shall give written notice to Grantor upon closing such financing. Notwithstanding anything herein to the contrary, Grantor may elect to terminate this Agreement without any liability or further obligations if Grantee has failed to close such financing and notify Grantor thereof by August 11, 2000.

                                   ARTICLE 27.
                           RELATIONSHIP OF THE PARTIES

     The relationship between Grantee and Grantor shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including but not limited to federal income tax purposes.

                                   ARTICLE 28.
                                  COUNTERPARTS

     This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                                   ARTICLE 29.
                  CONSTRUCTION AND INTERPRETATION OF AGREEMENT

     The language in all parts of this Agreement shall in all cases be construed simply, as a whole and in accordance with its fair meaning and not strictly for or against any party. The parties hereto acknowledge and agree that this Agreement has been negotiated by the parties and has been the subject of arm's length and careful negotiation over a considerable period of time, that each party has been given the opportunity to independently review this Agreement with legal counsel, and that each party has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Agreement, this Agreement shall not be interpreted or construed against the party preparing it.

                                   ARTICLE 30.
                                   ENFORCEMENT

     If any term or provision of this Agreement, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each other term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. It is the intention of the parties to this Agreement, and the parties hereto agree, that in lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, the court shall supply as a part of this Agreement an enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible.

IN WITNESS WHEREOF, Grantor and Grantee have executed this Agreement as of the date first above written.


                                      LEVEL 3 COMMUNICATIONS, LLC, a

                                      Delaware limited liability company

                                      By: /s/ Steven M. Gallant
                                      Name:  Steven M. Gallant
                                      Title: Vice President and General
                                             Counsel


                                      SAVVIS COMMUNICATIONS
                                      CORPORATION, a Delaware
                                      corporation

                                      By: /s/ Neil Eckstein
                                      Name:  Neil Eckstein
                                      Title: Vice President and General Counsel

                                   EXHIBIT "A"
               SEGMENT DESCRIPTIONS AND SCHEDULED COMPLETION DATES


1. Segment Descriptions

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     GRANTEE        SCHEDULED
        SEGMENT NAME                 SEGMENT END POINT                  SEGMENT END POINT          FIBER COUNT   COMPLETION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ATLANTA                                                                    15.65 MILES                               09/29/00
LOOP C
------------------------------------------------------------------------------------------------------------------------------------
            A-4                     Pine & Peachtree St                      Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------
            B-1                     Pine & Peachtree St              Peachtree & W Peachtree            4
------------------------------------------------------------------------------------------------------------------------------------
            B-3                       14th & Peachtree                   8th & Peachtree                4
------------------------------------------------------------------------------------------------------------------------------------
            B-4                       8th & Peachtree                    3rd & Peachtree                4
------------------------------------------------------------------------------------------------------------------------------------
            B-5                       3rd & Peachtree                        Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------
            C-1                   Peachtree & W Peachtree               Monarch & Buckhead              4
------------------------------------------------------------------------------------------------------------------------------------
            C-2                      Monarch & Buckhead                  14th & Peachtree               4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BOSTON                                                                      6.97 MILES                               12/31/00
LOOP A
------------------------------------------------------------------------------------------------------------------------------------
            A-1                           Gateway                           Bent & 3rd                  4
------------------------------------------------------------------------------------------------------------------------------------
            A-2                          Bent & 3rd                        Binney & 3rd                 4
------------------------------------------------------------------------------------------------------------------------------------
            A-3                         Binney & 3rd                      Broadway & 3rd                4
------------------------------------------------------------------------------------------------------------------------------------
            A-4                        Broadway & 3rd                Longfellow Bridge & Main           4
------------------------------------------------------------------------------------------------------------------------------------
            A-5                   Longfellow Bridge & Main        Longfellow Bridge & Cambridge         4
------------------------------------------------------------------------------------------------------------------------------------
            A-6                Longfellow Bridge & Cambridge         Cambridge & New Sudbury            4
------------------------------------------------------------------------------------------------------------------------------------
            A-7                   Cambridge & New Sudbury              Summer & Devonshire              4
------------------------------------------------------------------------------------------------------------------------------------
            A-8a                    Summer & Devonshire                  Stuart & Charles               4
------------------------------------------------------------------------------------------------------------------------------------
            A-8b                      Stuart & Charles                  Boylston & Charles              4
------------------------------------------------------------------------------------------------------------------------------------
            A-9a                     Boylston & Charles               Boylston & Gloucester             4
------------------------------------------------------------------------------------------------------------------------------------
            A-9b                   Boylston & Gloucester                Bolyston & Dalton               4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     GRANTEE        SCHEDULED
        SEGMENT NAME                 SEGMENT END POINT                  SEGMENT END POINT          FIBER COUNT   COMPLETION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
            A-9c                     Bolyston & Dalton                  Dalton & Belvidere              4
------------------------------------------------------------------------------------------------------------------------------------
            A-9d                     Dalton & Belvidere                I-90 & Massachusetts             4
------------------------------------------------------------------------------------------------------------------------------------
            A-10                    I-90 & Massachusetts         Massachusetts & Public Alley 429       4
------------------------------------------------------------------------------------------------------------------------------------
            A-11              Massachusetts & Public Alley 429         Massachusetts & Back             4
------------------------------------------------------------------------------------------------------------------------------------
            A-12                    Massachusetts & Back            Mass. & Harvard Bdg (Bost)          4
------------------------------------------------------------------------------------------------------------------------------------
            A-13                 Mass. & Harvard Bdg (Bost)         Mass. & Harvard Bdg (Cam)           4
------------------------------------------------------------------------------------------------------------------------------------
            A-14                 Mass. & Harvard Bdg (Cam)            Albany & Massachusetts            4
------------------------------------------------------------------------------------------------------------------------------------
            A-15                   Albany & Massachusetts           Broadway & Galileo Galilei          4
------------------------------------------------------------------------------------------------------------------------------------
            A-16                 Broadway & Galileo Galilei             Binney & Fulkerson              4
------------------------------------------------------------------------------------------------------------------------------------
            A-17                     Binney & Fulkerson                  Bent & Fulkerson               4
------------------------------------------------------------------------------------------------------------------------------------
            A-18                      Bent & Fulkerson                       Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CHICAGO                                                                     1.63 MILES                            90 DAYS AFTER
LOOP A1                                                                                                             EXECUTION
------------------------------------------------------------------------------------------------------------------------------------
            A-1                      Washington & Canal                  Randolph & Canal               4
------------------------------------------------------------------------------------------------------------------------------------
            A-2                       Randolph & Canal                 Randolph & Franklin              4
------------------------------------------------------------------------------------------------------------------------------------
            A-3                     Randolph & Franklin               Washington & Franklin             4
------------------------------------------------------------------------------------------------------------------------------------
            A-4                    Washington & Franklin                Madison & Franklin              4
------------------------------------------------------------------------------------------------------------------------------------
            A-9                     Van Buren & Franklin                Van Buren & Wacker              4
------------------------------------------------------------------------------------------------------------------------------------
            A-10                     Van Buren & Wacker                 Van Buren & Canal               4
------------------------------------------------------------------------------------------------------------------------------------
            A-11                     Van Buren & Canal                  Washington & Canal              4
------------------------------------------------------------------------------------------------------------------------------------
            A1-1                     Madison & Franklin                  Adams & Franklin               4
------------------------------------------------------------------------------------------------------------------------------------
            A1-2                      Adams & Franklin                 Van Buren & Franklin             4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DALLAS                                                                     27.22 MILES                            90 DAYS AFTER
LOOP B2                                                                                                             EXECUTION
------------------------------------------------------------------------------------------------------------------------------------
            A-1                           Gateway                         Viceroy & I-35                4
------------------------------------------------------------------------------------------------------------------------------------
            A-2                        Viceroy & I-35                   Hwy 12 & Hillcrest              4
------------------------------------------------------------------------------------------------------------------------------------
            A-3                      Hwy 12 & Hillcrest                 Irving & Oak Lawn               4
------------------------------------------------------------------------------------------------------------------------------------
            A-6                       Oak Lawn & Maple                   Irving & Inwood                4
------------------------------------------------------------------------------------------------------------------------------------
            A-7                       Irving & Inwood                        Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     GRANTEE        SCHEDULED
        SEGMENT NAME                 SEGMENT END POINT                  SEGMENT END POINT          FIBER COUNT   COMPLETION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
            A2-1                     Irving & Oak Lawn                  Oak Lawn & Lemmon               4
------------------------------------------------------------------------------------------------------------------------------------
            B-1                        Collector Node                 San Jacinto & Crockett            4
------------------------------------------------------------------------------------------------------------------------------------
            B-2                    San Jacinto & Crockett              San Jacinto & Pearl              4
------------------------------------------------------------------------------------------------------------------------------------
            B-7                         Main & Lamar                       Ross & Lamar                 4
------------------------------------------------------------------------------------------------------------------------------------
            B-8                         Ross & Lamar                      Broom & Field                 4
------------------------------------------------------------------------------------------------------------------------------------
            B-9                        Broom & Field                     Moody & McKinnon               4
------------------------------------------------------------------------------------------------------------------------------------
            B-11                   Woodall Rodgers & Boll                 Ross & Leonard                4
------------------------------------------------------------------------------------------------------------------------------------
            B-12                       Ross & Leonard                 San Jacinto & Leonard             4
------------------------------------------------------------------------------------------------------------------------------------
            B-13                   San Jacinto & Leonard                  Collector Node                4
------------------------------------------------------------------------------------------------------------------------------------
            B1-2                      Live Oak & Pearl                   Live Oak & Olive               4
------------------------------------------------------------------------------------------------------------------------------------
            B2-1                      Moody & McKinnon                   Oak Lawn & Maple               4
------------------------------------------------------------------------------------------------------------------------------------
            B2-2                     Oak Lawn & Lemmon                Woodall Rodgers & Boll            4
------------------------------------------------------------------------------------------------------------------------------------
            B2-3                      Live Oak & Olive                     Main & Lamar                 4
------------------------------------------------------------------------------------------------------------------------------------
            S1-1                    San Jacinto & Pearl                  Live Oak & Pearl               4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                                                                 0.44 MILES                               09/09/00
LOOP A1
------------------------------------------------------------------------------------------------------------------------------------
            A-4                     Wilshire & Figueroa                   6th & Figueroa                4
------------------------------------------------------------------------------------------------------------------------------------
            A-5                        6th & Figueroa                   Wilshire & Flower               4
------------------------------------------------------------------------------------------------------------------------------------
            A-6                      Wilshire & Flower               7th & Lebanon (Gateway)            4
------------------------------------------------------------------------------------------------------------------------------------
            S1-1                    Wilshire & Figueroa                  7th & Figueroa -               4
------------------------------------------------------------------------------------------------------------------------------------
            S1-2                      7th & Figueroa -                   7th & Figueroa +               4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                                    6.53 MILES                            90 DAYS AFTER
LOOP A                                                                                                              EXECUTION
------------------------------------------------------------------------------------------------------------------------------------
            A-1                      17th St & 3rd Ave                 Park Row & St. James             4
------------------------------------------------------------------------------------------------------------------------------------
            A-2                     Park Row & St. James                  Fulton & Water                4
------------------------------------------------------------------------------------------------------------------------------------
            A-3                        Fulton & Water                     Fulton & Gold                 4
------------------------------------------------------------------------------------------------------------------------------------
            A-4a                       Fulton & Gold                      Spruce & Gold                 4
------------------------------------------------------------------------------------------------------------------------------------
            A-4b                       Spruce & Gold                    Park Row & Spruce               4
------------------------------------------------------------------------------------------------------------------------------------
            A-5                      Park Row & Spruce                   Barclay & Church               4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     GRANTEE        SCHEDULED
        SEGMENT NAME                 SEGMENT END POINT                  SEGMENT END POINT          FIBER COUNT   COMPLETION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
            A-6                       Barclay & Church               15th St alley & 9th Ave            4
------------------------------------------------------------------------------------------------------------------------------------
            A-7                   15th St alley & 9th Ave               Gateway (111 8th)               4
------------------------------------------------------------------------------------------------------------------------------------
            B-8                      17th St & 3rd Ave                  Gateway (111 8th)               4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                                    2.6 MILES                             90 DAYS AFTER
LOOP C                                                                                                              EXECUTION
------------------------------------------------------------------------------------------------------------------------------------
            A-4a                       Fulton & Gold                      Spruce & Gold                 4
------------------------------------------------------------------------------------------------------------------------------------
            A-4b                       Spruce & Gold                    Park Row & Spruce               4
------------------------------------------------------------------------------------------------------------------------------------
            A-5                      Park Row & Spruce                   Barclay & Church               4
------------------------------------------------------------------------------------------------------------------------------------
            C-1                    Gateway (100 William)                  Maiden & Water                4
------------------------------------------------------------------------------------------------------------------------------------
            C-2a                       Maiden & Water                      Pine & Water                 4
------------------------------------------------------------------------------------------------------------------------------------
            C-2b                        Pine & Water                    Whitehall & Water               4
------------------------------------------------------------------------------------------------------------------------------------
            C-2c                     Whitehall & Water                 West & Battery Place             4
------------------------------------------------------------------------------------------------------------------------------------
            C-3                     West & Battery Place                 Barclay & Church               4
------------------------------------------------------------------------------------------------------------------------------------
            C-4                        Fulton & Gold                  Gateway (100 William)             4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO LOOP B                                                        5.15 MILES                            90 DAYS AFTER
                                                                                                                    EXECUTION
------------------------------------------------------------------------------------------------------------------------------------
            A-1                           Gateway                         Townsend & 4th                4
------------------------------------------------------------------------------------------------------------------------------------
            A-3                        Brannan & 4th                      Brannan & 3rd                 4
------------------------------------------------------------------------------------------------------------------------------------
            A-4                        Brannan & 3rd                       Folsom & 3rd                 4
------------------------------------------------------------------------------------------------------------------------------------
            A-6                         Folsom & 2nd                      Townsend & 3rd                4
------------------------------------------------------------------------------------------------------------------------------------
            A-7                        Townsend & 3rd                        Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------
            A2-1                       Townsend & 4th                     Townsend & 7th                4
------------------------------------------------------------------------------------------------------------------------------------
            A2-2                       Townsend & 7th                     Brannan & 4th                 4
------------------------------------------------------------------------------------------------------------------------------------
            B-1                         Folsom & 3rd                      Mission & 3rd                 4
------------------------------------------------------------------------------------------------------------------------------------
            B-2                        Mission & 3rd                       Jessie & 3rd                 4
------------------------------------------------------------------------------------------------------------------------------------
            B-3                         Jessie & 3rd                      Post & Kearney                4
------------------------------------------------------------------------------------------------------------------------------------
            B-4                        Post & Kearney                     Bush & Kearney                4
------------------------------------------------------------------------------------------------------------------------------------
            B-5                        Bush & Kearney                     Pine & Kearney                4
------------------------------------------------------------------------------------------------------------------------------------
            B-6                        Pine & Kearney                     Pine & Battery                4
------------------------------------------------------------------------------------------------------------------------------------
            B-7                        Pine & Battery                   California & Davis              4
------------------------------------------------------------------------------------------------------------------------------------
            B-8                      California & Davis                 California & Drumm              4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     GRANTEE        SCHEDULED
        SEGMENT NAME                 SEGMENT END POINT                  SEGMENT END POINT          FIBER COUNT   COMPLETION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
            B-9                      California & Drumm                  Spear & Mission                4
------------------------------------------------------------------------------------------------------------------------------------
            B-10                      Spear & Mission                      Folsom & 2nd                 4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ST. LOUIS                                                                                                              TBD
LOOP A
------------------------------------------------------------------------------------------------------------------------------------
            TBD                             TBD                                TBD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON DC LOOP B                                                       29.16 MILES                               11/14/00
------------------------------------------------------------------------------------------------------------------------------------
            A-8                  Chain Bridge & Old Meadow                   Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------
            A2-1                 Chain Bridge & Old Meadow             Kirby & Westmoreland             4
------------------------------------------------------------------------------------------------------------------------------------
            A2-3                    Kirby & Great Falls                Magarity & Peabody +             4
------------------------------------------------------------------------------------------------------------------------------------
            A2-4                    Magarity & Peabody +               Gateway-3rd Entrance             4
------------------------------------------------------------------------------------------------------------------------------------
            B-1                     Kirby & Westmoreland                L Street NW & 16th              4
------------------------------------------------------------------------------------------------------------------------------------
            B-2                       L Street & 21st                  Clarendon & Filmore              4
------------------------------------------------------------------------------------------------------------------------------------
            D-1                     Collector Node (DC)             M Street NW & Connecticut           4
------------------------------------------------------------------------------------------------------------------------------------
            D-5                       L Street & 21st                  Collector Node (DC)              4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON DC LOOP D                                                        5.97 MILES                            90 DAYS AFTER
                                                                                                                    EXECUTION
------------------------------------------------------------------------------------------------------------------------------------
            D-1                     Collector Node (DC)             M Street NW & Connecticut           4
------------------------------------------------------------------------------------------------------------------------------------
            D-2                  M Street NW & Connecticut             Massechusetts & 7th              4
------------------------------------------------------------------------------------------------------------------------------------
            D-3                     Massechusetts & 7th            E Street NW & North Capitol          4
------------------------------------------------------------------------------------------------------------------------------------
            D-4a                E Street NW & North Capitol           Pennsylvania & 7th St             4
------------------------------------------------------------------------------------------------------------------------------------
            D-4b                   Pennsylvania & 7th St                 L Street & 21st                4
------------------------------------------------------------------------------------------------------------------------------------
            D-5                       L Street & 21st                  Collector Node (DC)              4
---------------------------------------------------------------------------------------------------            ---------------------
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON DC LOOP E                                                       34.99 MILES                               11/14/00
------------------------------------------------------------------------------------------------------------------------------------
            A-1                           Gateway                   Magarity & Holley Ridge +           4
------------------------------------------------------------------------------------------------------------------------------------
            A-2                  Magarity & Holley Ridge +            Old Courthouse & Aline            4
------------------------------------------------------------------------------------------------------------------------------------
            A-3                    Old Courthouse & Aline                Boone & Gallows                4
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     GRANTEE        SCHEDULED
        SEGMENT NAME                 SEGMENT END POINT                  SEGMENT END POINT          FIBER COUNT   COMPLETION DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
            A-4a                      Boone & Gallows              Old Courthouse & Goshell Rd.         4
------------------------------------------------------------------------------------------------------------------------------------
            A-6                    Westpark & Greensboro           Chain Bridge & International         4
------------------------------------------------------------------------------------------------------------------------------------
            A-7                 Chain Bridge & International        Chain Bridge & Old Meadow           4
------------------------------------------------------------------------------------------------------------------------------------
            A-8                  Chain Bridge & Old Meadow                   Gateway                    4
------------------------------------------------------------------------------------------------------------------------------------
            A1-1                   Westpark & Greensboro         International Dr & Jones Branch        4
------------------------------------------------------------------------------------------------------------------------------------
            E-1a                  Leesburg Pk & Gosnell Rd          Squaw Valley Rd & Dead End          4
------------------------------------------------------------------------------------------------------------------------------------
            E-1b                 Squaw Valley Rd & Dead End         Brittenford Dr & Dead End           4
------------------------------------------------------------------------------------------------------------------------------------
            E-1c                 Brittenford Dr & Dead End       Sunrise Valley Dr & Hunter Mill        4
------------------------------------------------------------------------------------------------------------------------------------
            E-2                  Sunset Hills & Hunter Mill       Baron Cameron & Leesburg Pike         4
------------------------------------------------------------------------------------------------------------------------------------
            E-3                Baron Cameron & Leesburg Pike         Lewinsville & Springhill           4
------------------------------------------------------------------------------------------------------------------------------------
            E-4                   Lewinsville & Springhill       International Dr & Jones Branch        4
------------------------------------------------------------------------------------------------------------------------------------
            F-1                Sunrise Valley & Mercator Dr.       Fox Mill Rd & Centreville Rd         4
------------------------------------------------------------------------------------------------------------------------------------
            F-2                 Fox Mill Rd & Centreville Rd        Sterling Rd & Rock Hill Rd          4
------------------------------------------------------------------------------------------------------------------------------------
            F-3                  Sterling Rd & Rock Hill Rd         Worldgate Dr & Centreville          4
------------------------------------------------------------------------------------------------------------------------------------
            F-4                  Worldgate Dr & Centreville       Worldgate Dr. & Van Buren St.         4
------------------------------------------------------------------------------------------------------------------------------------
            F-5                Worldgate Dr. & Van Buren St.         Herndon Pkwy & Van Buren           4
------------------------------------------------------------------------------------------------------------------------------------
            F-6                   Herndon Pkwy & Van Buren           Spring St & Herndon Pkwy           4
------------------------------------------------------------------------------------------------------------------------------------
            F-7                   Spring St & Herndon Pkwy       Sunset Hills & Fairfax Co. Pwy.        4
------------------------------------------------------------------------------------------------------------------------------------
            F-8               Sunset Hills & Fairfax Co. Pwy.      Sunset Hills & Salliemae Dr          4
------------------------------------------------------------------------------------------------------------------------------------
            F-9                 Sunset Hills & Salliemae Dr       Sunset Hills & Hunter Mill Rd         4
------------------------------------------------------------------------------------------------------------------------------------
            F-11              Sunrise Valley & Hunter Mill Rd     Sunrise Valley & Mercator Dr.         4
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

     * For all Segments for which the Scheduled Completion Date is less than ninety (90) days from the execution of this Agreement, the Scheduled
     Completion Date shall be ninety (90) days after execution of this Agreement.

     2. Lateral Segment Descriptions

------------------------------------------------------------------------------------------------------------------------------------
                                    FIBER          SEGMENT END                 SEGMENT END
      LATERAL SEGMENT NAME          COUNT        POINT/MANNER OF              POINT/MANNER OF            TARGETED       DIVERSITY
                                                   TERMINATION                  TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
3340 Peachtree Road NE, #200,         4      Atlanta Local Loop        OSX Panel, Grantee Point       Non Targeted     Diverse
Atlanta, GA                                  Network Segment           of Presence within Building
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    FIBER          SEGMENT END                 SEGMENT END
      LATERAL SEGMENT NAME          COUNT        POINT/MANNER OF              POINT/MANNER OF            TARGETED       DIVERSITY
                                                   TERMINATION                  TERMINATION
------------------------------------------------------------------------------------------------------------------------------------
99 Summer Street, 12th Floor,         4      Boston Local Loop         OSX Panel, Grantee Point       Non Targeted      Diverse
------------------------------------------------------------------------------------------------------------------------------------
10 South LaSalle Street, Suite        4      Chicago Local Loop        OSX Panel, Grantee Point       Non Targeted      Diverse
2416, Chicago, IL                            Network Segment           of Presence within Building
------------------------------------------------------------------------------------------------------------------------------------
600 N. Pearl, #800,                   4      Dallas Local Loop         OSX Panel, Grantee Point       Non Targeted      Diverse
------------------------------------------------------------------------------------------------------------------------------------
515 S. Flower, #1000                  4      Los Angeles Local Loop    OSX Panel, Grantee Point       Non Targeted      Diverse
Los Angeles, CA                              Network Segment           of Presence within Building
------------------------------------------------------------------------------------------------------------------------------------
1 State St. Plaza, 22nd Floor         4      New York Local Loop       OSX Panel, Grantee Point       Non Targeted      Diverse
------------------------------------------------------------------------------------------------------------------------------------
325 Hudson Street                     4      New York Local Loop       OSX Panel, Grantee Point       Non Targeted      Diverse
------------------------------------------------------------------------------------------------------------------------------------
444 Market (1 Front Street),          4      San Francisco Local       OSX Panel, Grantee Point       Non Targeted      Diverse
------------------------------------------------------------------------------------------------------------------------------------
390 Main Street, 6th Floor            4      San Francisco Local       OSX Panel, Grantee Point       Non Targeted      Diverse
San Francisco, CA                            Loop Network Segment      of Presence within Building
------------------------------------------------------------------------------------------------------------------------------------
717 Office Center Drive,              4      TBD                       TBD                            Non Targeted        TBD
St. Louis, MO
------------------------------------------------------------------------------------------------------------------------------------
1411 K. Street, NW,                   4      Washington, DC Local      OSX Panel, Grantee Point       Non Targeted      Diverse
Washington D.C.                              Loop Network Segment      of Presence within Building
------------------------------------------------------------------------------------------------------------------------------------
12851 World Gate Drive, 5th           4      Washington, DC Local      OSX Panel, Grantee Point       Non Targeted      Diverse
Floor, Herndon, VA                           Loop Network Segment      of Presence within Building
------------------------------------------------------------------------------------------------------------------------------------

3. Segment End Points for Lateral Segments

     a. For Targeted Lateral Segments which are connecting the backbone network to local exchange carrier central offices ("LEC CO's"), the Segment End Point for the Grantee Fiber will be in the LEC CO "0" manhole then used by Grantor and in which Grantor has rights to install facilities (i.e., the LEC manhole outside the CO), and Grantor will provide the amount of slack fiber specified by Grantee in the "0" manhole. Grantee shall be responsible for bringing its fiber to such Segment End Point, and for securing any and all agreements, consents, permissions or authorizations from the LEC necessary to permit Grantor to provide Grantee with access to slack fiber within the "0" manhole.

     b. For Targeted Lateral Segments which are connecting the backbone network to locations other than LEC CO's, the Segment End Point for the Grantee Fiber will be at an optical cross connect ("OSX") panel in or contiguous to Grantor's point of presence within the building. Grantee shall be responsible for bringing its fiber to such Segment End Point, and for securing any and all agreements, consents, permissions or authorizations from the building owner or manager necessary to install such connecting fiber.

     c. For Non-Targeted Lateral Segments which are connecting the backbone network to a LEC CO, the Segment End Point for the Grantee Fiber will be at the "-1" manhole installed by Grantor in reasonable proximity to the LEC's "0" manhole serving the specified LEC CO, and Grantor will provide a reasonable amount of slack fiber in such manhole as requested by Grantee. After Grantee has accepted the Grantee Fibers at the Segment End Point, Grantee shall be responsible for bringing its fiber to such Segment End Point, and for securing any and all agreements, consents, permissions or authorizations necessary to install such connecting fiber.

     d. For Non-Targeted Lateral Segments which are connecting to locations other than LEC CO's, the Segment End Points for the Grantee Fiber will be at a manhole ("A" Location) on the Grantors System Metro Ring installed by Grantor in reasonable proximity to the designated end point building ("Z" Location) and as designated by the parties in Section 2 of this Exhibit "A" above, and Grantor will provide a reasonable amount of slack fiber in such manhole as requested by Grantee. After Grantee has accepted the Grantee Fibers at the Segment End Point, Grantee shall be responsible for bringing its fiber to such Segment End Point, and for securing any and all agreements, consents, permissions or authorizations necessary to install such connecting fiber.

     e. Grantee shall inform Grantor of the amount of slack fiber to be supplied in any manhole no later than the first to occur of (a) five (5) days after Grantor's request for such information, or (b) ninety (90) days prior to the date targeted for completion of such Lateral Segment under Section 8.04 of the Agreement. Title to and ownership of slack fiber provided in any manhole hereunder shall be conveyed to Grantee on the Effective Date for the

Lateral Segment within which such slack fiber is provided; such slack fiber shall NOT be considered to be "Grantee Fiber" hereunder and shall NOT be subject to the terms and conditions of this Agreement (except that Grantor shall pass through to Grantee any manufacturer's warranties respecting such slack fiber under Section 22.03 of this Agreement).

     f. Any work required to connect the Grantee Fibers to other fibers owned or procured by Grantee (including, but not limited to, coring into Grantor's manholes, hand holes or points of presence) shall be performed by Grantor pursuant to Section 10.03 of the Agreement.

                                   EXHIBIT "B"
                                      FEES

A. The Design, Planning and Engineering Fee.

The Design, Planning and Engineering Fee shall be [**] (which includes [**] for the Segments set forth in Paragraph B below plus [**] which represents fifty percent (50%) of the estimated construction costs for the Lateral Segments set forth in Paragraph C below), and shall be due and payable no later than five
(5) days after  obtaining  board approval and closing  financing as set forth in
Article 26.

B. The IRU Fee.

The IRU Fee for the use of the Grantee Fibers shall be [**] allocated on a Segment by Segment basis as follows:

---------------------------------------------------------------------------------------
         SEGMENT NAME                   LOOP                        IRU FEE
---------------------------------------------------------------------------------------
Atlanta, GA                            Loop C                        [**]
---------------------------------------------------------------------------------------
Boston, MA                             Loop A                        [**]
---------------------------------------------------------------------------------------
Chicago, IL                            Loop A1                       [**]
---------------------------------------------------------------------------------------
Dallas, TX                             Loop B2                       [**]
---------------------------------------------------------------------------------------
Los Angeles, CA                        Loop A1                       [**]
---------------------------------------------------------------------------------------
New York, NY                           Loop A                        [**]
---------------------------------------------------------------------------------------
New York, NY                           Loop C                        [**]
---------------------------------------------------------------------------------------
San Francisco, CA                      Loop B                        [**]
---------------------------------------------------------------------------------------
St. Louis, MO                            TBD                         [**]
---------------------------------------------------------------------------------------
Washington, D.C.                       Loop B                        [**]
---------------------------------------------------------------------------------------
Washington, D.C.                       Loop D                        [**]
---------------------------------------------------------------------------------------
Washington, D.C.                       Loop E                        [**]
---------------------------------------------------------------------------------------
          TOTAL                                                      [**]
---------------------------------------------------------------------------------------

The allocated IRU Fee for each Segment which is contained within a metro Loop shall be due and payable on the later of (i) thirty (30) days after the Acceptance Date for the last Segment to be completed within such metro Loop or (ii) the date that is sixty (60) days prior to the Scheduled Completion Date for the last Segment to be completed on the associated long-haul Ring. Notwithstanding the foregoing, to the extent Grantor completes all Segments contained within a long haul Ring prior to the Scheduled Completion Date for the last Segment to be completed within such long haul Ring, then Grantee shall pay for the allocated IRU Fee for all Segments within a metro Loop within thirty (30) days after the Acceptance Date for the last Segment to be completed within such long haul Ring.

[**] CONFIDENTIAL TREATMENT REQUESTED

C.   The Lateral Segment Fee.

     1.   Targeted Lateral Segments

          Payment: For the Targeted Lateral Segments listed on Exhibit "A" or classified as Targeted Lateral Segments under Article 8, Grantee will reimburse Grantor (within fifteen (15) days after receipt of an invoice therefor, which shall be delivered contemporaneously with the Completion Notice for each such Lateral Segment) thirty five percent (35%) of the Cost incurred by Grantor in connection with the construction and installation of such Targeted Lateral Segment, plus a management fee equal to thirty percent (30%) of such Costs.

          Credit: As Grantor sells Dark Fiber to the second, third and fourth customer on a Targeted Lateral Segment, Grantor shall credit a portion of the fees paid by each such customer as set forth below:

          2nd  Customer - 0% of the total Cost shall be credited
          3rd Customer - 5% of the total Cost shall be credited
          4th Customer - An additional 5% of the Cost shall be credited (so that the total percentage of overall costs borne by Grantee would be 25%)

     2.   Non-Targeted Lateral Segments

          Payment: For the Non-Targeted Lateral Segments listed on Exhibit "A" or classified as Non-Targeted Lateral Segments under Article 8, Grantee will reimburse Grantor (within fifteen (15) days after receipt of an invoice therefor, which shall be delivered contemporaneously with the Completion Notice for each such Lateral Segment) one hundred percent (100%) of the Cost incurred by Grantor in connection with the construction and installation of such Non-Targeted Lateral Segment, plus a management fee equal to thirty percent (30%) of such Costs.

          Credit: As Grantor sells Dark Fiber to a second, third and fourth customer on a Non-Targeted Lateral Segment, Grantor shall credit a portion of the fees paid by each such customer as set forth below:

          2nd Customer - 50% of the total Cost shall be credited

          3rd Customer - An additional 15% of the total Cost shall be credited 4th Customer - An additional 10% of the total Cost shall be credited (so that the total percentage of overall cost borne by Grantee would be 25%).

          For purposes of credits for Non-Targeted Lateral Segments listed in Exhibit "A", in the event Grantor utilizes such Non-Targeted Lateral Segments to provide its own services to end-users in a building, Grantor shall be treated as a customer utilizing the Non-Targeted Lateral Segment and Grantee shall receive a credit equal to the amount set forth above.

     3.   General

          Credits shall be issued only to the extent that the customer's payment to Grantor is sufficient to make such credit to Grantee, and Grantor shall issue such credit to Grantee within thirty (30) days of Grantor's receipt of payment from a customer. Grantee shall have the right to use such credit to off-set the Cost of constructing and installing any future Lateral Segments. If any Dark Fiber customer's total payment for use of Dark Fibers within any Targeted Lateral Segment is insufficient to reach the full credit amounts set forth above, then the credit shall be carried over to the subsequent dark fiber customer so that Grantee would in each event (assuming sufficient revenue is generated from Dark Fiber sales along such Targeted Lateral Segment) be entitled to a credit that results in Grantee bearing 25% of the cost of construction for any Targeted Lateral Segment.

          Grantee shall be responsible for 100% of the Costs associated with supplying slack fiber for Grantee's use in any manhole.

          The Lateral Segment Fee for each Lateral Segment listed in Exhibit "A" shall be reduced by the following amounts (reflecting the amount of the Design, Planning and Engineering Fee allocated and directly attributable to such Lateral Segment).

---------------------------------------------------------------------------------------
     LATERAL SEGMENT NAME        TOTAL ESTIMATED COST OF       REDUCTION IN LATERAL
                                       CONSTRUCTION                 SEGMENT FEE
---------------------------------------------------------------------------------------
3340 Peachtree Road NE, #200,             [**]                        [**]
Atlanta, GA
---------------------------------------------------------------------------------------
99 Summer Street, 12th Floor,             [**]                        [**]
Boston, MA
---------------------------------------------------------------------------------------
10 South LaSalle Street,                  [**]                        [**]
Suite 2416,
Chicago, IL
---------------------------------------------------------------------------------------
600 N. Pearl, #800,                       [**]                        [**]
Dallas, TX
---------------------------------------------------------------------------------------
515 S. Flower, #1000                      [**]                        [**]
Los Angeles, CA
---------------------------------------------------------------------------------------
1 State St. Plaza, 22nd Floor             [**]                        [**]
New York, NY
---------------------------------------------------------------------------------------
325 Hudson Street                         [**]                        [**]
New York, NY
---------------------------------------------------------------------------------------
444 Market (1 Front Street),              [**]                        [**]
San Francisco, CA
---------------------------------------------------------------------------------------
390 Main Street, 6th Floor                [**]                        [**]
San Francisco, CA
---------------------------------------------------------------------------------------
717 Office Center Drive,                  [**]                        [**]
St. Louis, MO
---------------------------------------------------------------------------------------
1411 K. Street, NW,                       [**]                        [**]
Washington, D.C.
---------------------------------------------------------------------------------------
12851 World Gate Drive, 5th               [**]                        [**]
Floor
Herndon, VA
---------------------------------------------------------------------------------------
            TOTAL                         [**]                        [**]
---------------------------------------------------------------------------------------


Exhibit "C"

          METROPOLITAN (LOCAL LOOP) NETWORK CONSTRUCTION SPECIFICATIONS

The intent of this Exhibit is to delineate the general specifications and standards for construction of the Grantor System within their metropolitan networks. In the event any federal, state, local or private agency having jurisdiction shall impose higher standards, Grantor will comply and conform to such higher standards. Grantor may deviate from the specifications and standards described below in those instances where either (i) strict


[**] CONFIDENTIAL TREATMENT REQUESTED
compliance is impractical due to physical (including environmental) conditions, right-of-way issues or code restrictions, or (ii) Grantor has acquired a portion of the Grantor System from a third party.

1. Minimum Depths

o Minimum cover required in the placement of conduit shall be 42 inches, except in the following instances:
     o The minimum cover in borrow ditches adjacent to roads, highways, railroads and interstates shall be 48 inches below the clean-out line or existing grade, whichever is greater.
     o The minimum cover across streams, river washes and other waterways shall be 48 inches below the clean-out line or existing grade, whichever is greater.
     o Where conduit crosses railroads, the conduit shall be placed at a minimum depth of 60 inches below the base of rail or below the paralleling drainage ditch, whichever is greater.
     o At locations where conduit crosses other subsurface utilities or other structures, the conduit shall be installed to provide a minimum of 12 inches of vertical clearance under the foreign object while maintaining a minimum cover of 42 inches.
     o In rock, the conduit shall be placed either: (a) 8 inches deep in rock with 36 inches minimum cover; (b) 8 inch deep in rock with a concrete cap and 30 inches minimum cover; (c) 8 inches deep in rock with a 1/4 inch steel plate cover and 24 inches minimum cover or (d) in steel pipe placed on top of the rock with 18 inches minimum cover, whichever requires the least rock excavation. HDPE conduit will be back-filled with 2 inches of select materials (bedding) and 4 inches of select cover in rock areas.
     o In the case of the use/conversion of conduit systems purchased or leased from third parties or salvaged conduit systems, the existing depths shall be considered adequate.

2. Cable Marking Tape

     o Cablemarking tape shall be installed above all direct buried conduit, generally at a minimum of 12 inches below the top of rough grade. Conduit installed by means other than direct burial as well as salvaged conduit systems or conduit systems purchased from third parties will not have cable marking tape installed.

3. Conduit Construction

     o Conduits may be placed by means of trenching, plowing, jack and bore, or directional bore. Conduit will generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.
     o Steel conduit will be joined with threaded collars, welding or other industry accepted methods.
     o    Railroad crossings will be encased in HDPE or steel conduit.
     o All underground crossings of navigable waterways will be placed in either HDPE or steel conduit at a minimum depth of 20 feet below the bottom of the waterway.
     o All conduits placed on DOT bridges will be bulletproof fiberglass or galvanized steel.
     o All conduits placed on bridges shall have expansion joint placed at each structural (bridge) expansion joint or at least every 100 feet, whichever is the shorter distance.

4. Cable Installation

     o The maximum pulling force to be applied to the fiber optic cable shall be 600 pounds.
     o A pulling swivel breakaway rated at 600 pounds shall be used at all times when pulling fiber optic cable.
     o Bends of small radii (less then 20 times the outside diameter of the cable) and twists that may damage the cable shall be avoided during cable placement.
     o The cable shall be lubricated and placed in accordance with the cable manufacturer specifications.
     o    All splices will be contained in a cable vault or hand hole.
     o A minimum of 60 feet of slack cable will be left in all intermediate cable vaults or hand holes.
     o A minimum of 50 feet of slack cable from each cable end (100 feet total) will be left in all splice locations.

5. Cable Vaults and Hand Holes

     o Cable vaults will be placed as required by local conditions and at approximately every 3000 feet in rural areas and 500 feet in urban areas

     o Cable vaults and hand holes placed in traveled surface streets shall be a minimum HS-20 loading rated.
     o Cable vaults and hand holes not installed in traveled surface streets shall be a minimum HS-10 loading rated.

6. Proofing of Conduits

     o Upon completion of conduit installed, conduit shall be proofed to verify continuity and integrity of the conduit system.
     o Proofing shall be accomplished by pulling or blowing a mandrel. The outside diameter of the mandrel or pig shall be a minimum of 80 percent of the inside diameter of the conduit.

7. Compliance

     o All work will be done in accordance with federal, state, local and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA. In addition, all work and the resulting fiber system will comply with the current requirements of all governing entities (FCC, NEC, DEC, and other national, state, and local codes).

8. As Built Drawings

o    As-built drawings for conduit will contain a minimum of the following:
     o    Information   showing  the  location  of  running  line,  relative  to
          permanent landmarks.
     o    Cable vault and hand hole locations.
     o    Conduit information (type, length, etc.)
     o    Notation of all deviations from specifications (depth, etc.).
     o ROW detail (type, centerline distances, boundaries, waterways, road crossings, known utilities and obstacles).
     o Fiber optic cable data (type, manufacturer, reel IDs, sequentials, slack coils, splice points, etc.).
     o Drawings will be updated with actual field data during and after construction.
     o    Metro area scale shall not exceed 1 inch = 200 feet.
     o    Rural area scale shall not exceed 1 inch = 500 feet.
     o    All deviations from specification (depth, etc.).

     o As-built drawings will be provided within 90 days after the Acceptance Date in electronic format.

o    As-built drawings for fiber will contain a minimum of the following:
     o    Maps depicting which streets the Grantee fiber route travels.
     o    Grantee logical loop configurations and fiber assignments per loop.
     o Fiber assignments to all buildings Grantor provides connectivity for Grantee.
     o As-built drawings will be provided within 90 days after the Acceptance Date in electronic format.

                                   EXHIBIT "D"
        METROPOLITAN (LOCAL LOOP) NETWORK FIBER, CONDUIT AND CABLE VAULT
                                 SPECIFICATIONS

The intent of this Exhibit is to delineate the manufacturer specifications for the Grantee Fibers and the conduit and cable vault systems housing the Cable within their metropolitan networks. Grantor may also deviate from the specifications and standards described below in those instances where either (i) strict compliance is impractical due to physical (including environmental) conditions, right-of-way issues or code restrictions, or (ii) Grantor has acquired a portion of the Grantor System from a third party.

1. Fiber

o In the metropolitan segments, single mode fiber will be used. In any case where the routes for Grantor's intercity and metropolitan networks converge, Grantor shall have the right to elect to install either non-zero dispersion-shifted optical fiber or single mode fiber. Grantor may substitute alternative fibers if and only if such alternative fibers have performance specifications which are at least equal to the specifications set forth below:

Single Mode Fiber

o    Attenuation at 1310 nm = 0.40 dB/km max
o    Attenuation at 1550 nm = 0.30 dB/km max
o    Zero Dispersion wavelength = 1312nm typical
o    Wavelength cutoff<1260nm typical
o    Dispersion slope =<.0902ps typical
o    Polarization Mode dispersion = 0.20 ps max per fiber, 0.10 ps link value
o    Mode Field Diameter = 9.2+- 0.4 im at 1310 nm & 10.4 +-0.8 at 1550 nm
o    Cladding Diameter = 125.0 +- 1.0 im
o    Core/Clad Concentricity <=0.5 im

o The fiber optic cable shall generally be single-armored (except where Grantor determines otherwise at their sole discretion)

2. Conduit

Grantor uses a variety of conduit types within its metropolitan networks including the following:
o Conduit supplied on reels shall be 1-1/4 inch minimum High Density Polyethylene (HDPE), UV stabilized, SDR 11 or SDR 9. Conduit shall be connected by coupler. Conduits shall be unlubricated with no rope or tape.
o Conduit supplied in sections shall be 1-1/4 inch minimum Poly Vinyl Chloride (PVC) schedule 40 conduit. Ends shall be bell and spigot/beveled. PVC shall be connected using a PVC solvent in accordance with PVC conduit manufacturer's recommendations. Conduits shall be unlubricated with no rope or tape.
o 4 inch diameter conduit shall be Poly Vinyl Chloride (PVC) schedule 40. Ends shall be bell and spigot/beveled. PVC shall be connected using a PVC solvent in accordance with PVC conduit manufacturer's recommendations.
o 8 inch and 10 inch conduit shall be HDPE smooth wall polyethylene with a SDR 11 nominal diameter.
o Fiberglass conduit shall be filament non-metallic, filament wound epoxy, suitable for direct burial, concrete encasement and suspension from bridge members without regard to outdoor ambient. The product shall contain carbon black to provide ultraviolet protection.
o Steel conduit shall be galvanized rigid conduit (GRC). Steel casings shall be a minimum 35,000 PSI.

3. Cable Vaults and Pull Boxes
o Cablevaults shall conform to the requirements of ASTM C478 and ASTM C858. Cable vault and all components placed in traveled surface streets shall be designed to withstand HS20 loading per AASHTO loading in accordance with ASTM C857. Cable vaults not placed in traveled surface streets shall be designed to withstand HS10 loading.
o    Cable vaults of varying sizes will be used.
o    Each cable splice vault shall be grounded using industry  accepted methods.
o    Cable vaults shall contain racking to support cable runs.
o    Design of pull boxes shall follow the same manner as cable vaults.

                                 Execution Copy

                   CONFIDENTIAL - IRU for Dark Fibers (Metro)

                                   EXHIBIT "E"
      METROPOLITAN (LOCAL LOOP) NETWORK FIBER ACCEPTANCE TESTING PROCEDURES
                                  AND STANDARDS

The intent of this Exhibit is to identify the fiber acceptances testing procedures and standards used within the Grantor's metropolitan networks. Deviations from these specifications may occur if Grantor acquires a portion of the Grantor System from a third party pursuant to the Agreement.

1. All splices shall be fusion spliced. Mechanical splices are only allowed during temporary restoration and will be replaced with fusion splices.
2. Fibers shall be terminated with Ultra SC-PC connectors (typical return loss of 0.50 dB).
3. After end-to-end connectivity on the fibers has been completed, bi-directional OTDR span and power meter testing will be completed. Grantor shall perform tests after the fiber cable is installed and the splicing enclosures have been completed and are in their final resting configuration with the cable vault or hand hole covers closed. This ensures that no micro or macro bending problems with the cable or fiber strands will contribute to the loss/attenuation measurements.
4. Power meter tests shall be completed to verify and insure that no fibers have been crossed at any of the splice points within the network. Grantor shall test and record power level readings on all fiber strands in both directions of transmission (bi-directionally) using the 1310 & 1550 nm wavelengths.
5.   All OTDR and power meter tests shall be completed as follows:

     a. All OTDR traces shall be taken from both ends of a section (between adjacent Locations) and recorded using the 1310 & 1550 nm wavelength. Loss/attenuation measurements for each splice point from both directions shall be taken and recorded.
     b. The end-to-end loss value as measured with an industry-accepted laser source and power meter should have an attenuation rating of less than or equal to the following:
          (1) At 1310 nm: (0.40 dB/km x km of cable) + (number of connectors x 0.50) + (0.10 x number of splices).
          (2) At 1550 nm: (0.30 dB/km x km of cable) + (number of connectors x 0.50) + (0.10 x number of splices).
     c.   Grantor's  loss/attenuation  objective  for each fiber optic splice is
          0.10 dB when measured in one direction with an OTDR test set (excluding connector loss, which is typically 0.50 dB per mated connector pair). If after three attempts this parameter is not met, the splice will be marked as Out-Of-Spec (OOS) and the splice will remain provided the average loss/attenuation value of all splices on an individual fiber basis shall not exceed 0.10 dB for the entire ring or subsystem.
     d. For bi-directional OTDR testing, the distance from Location "A" and Location "Z" shall be recorded for each splice point. The loss/attenuation at each splice point shall be recorded at both wavelengths (1310 nm & 1550 nm) in each direction. Grantor shall then average the two readings to obtain the final average splice loss/attenuation for each splice point of each fiber strand within the fiber optic cable.
     e. Each fiber strand color must be recorded along with its buffer tube color or the ribbon color. The laser source transmit power level using the 1310 & 1550 nm wavelengths will always be recorded together with the receive power level reading at the receiving end of the test.
6. OTDR traces will be taken and splice loss measurements recorded. Grantor will store OTDR traces on electronic media. Loss measurements will be recorded using an industry-accepted laser source and a power meter. Copies of all data sheets and tables and one set of diskettes with all traces will be available to Grantee.
7. Following emergency restoral, Grantor personnel shall perform span test documenting end-to-end attenuation measurement of each fiber and will be completed in both directions at 1310 & 1550 nm wavelengths. Upon permanent repair, new splice loss readings should be no greater than the original splice loss specifications.

                                   EXHIBIT "F"
                     MAINTENANCE REQUIREMENTS AND PROCEDURES

MAINTENANCE

Scheduled Maintenance. Routine maintenance and repair of the Grantee Fibers described in this section ("Scheduled Maintenance") shall be performed by or under the direction of Grantor, at Grantor's reasonable discretion. Scheduled Maintenance shall commence with respect to each Segment upon the Effective Date. Scheduled Maintenance shall only include the following activities:

o patrol of Grantor System route on a regularly scheduled basis, which will not be less than monthly, unless hi-rail access is necessary, in which case, it will be quarterly;

o maintenance of a "Call-Before-You-Dig" program and all required and related cable locates;

o maintenance of sign posts along the Grantor System right-of-way with the number of the local "Call-Before-You-Dig" organization and the "800" number for Grantor's "Call-Before-You-Dig" program; and

o assignment of fiber maintenance technicians to locations along the route of the Grantor System.

Unscheduled Maintenance. Non-routine maintenance and repair of the Grantee Fibers which is not included as Scheduled Maintenance ("Unscheduled
Maintenance") shall be performed by or under the direction of Grantor. Unscheduled Maintenance shall commence with respect to each Segment upon the Effective Date. Unscheduled Maintenance shall consist of:

o "Emergency Unscheduled Maintenance" in response to an alarm identification by Grantor's Operations Center, notification by Grantee or notification by any third party of any failure, interruption or impairment in the operation of fibers within the Grantor System, or any event imminently likely to cause the failure, interruption or impairment in the operation of fibers within the Grantor System.

o "Non-Emergency Unscheduled Maintenance" in response to any potential service-affecting situation to prevent any failure, interruption or impairment in the operation of fibers within the Grantor System not covered by Scheduled Maintenance. Grantee shall immediately report the need for Unscheduled Maintenance to Grantor in accordance with reasonable procedures promulgated by Grantor from time to time. Grantor will log the time of Grantee's report, verify the problem and dispatch personnel immediately to take corrective action.

OPERATIONS CENTER

Grantor shall operate and maintain an Operations Center ("OC") staffed twenty-four (24) hours a day, seven (7) days a week by trained and qualified personnel. Grantor's maintenance personnel shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Grantor shall have its first maintenance personnel at the site requiring Emergency Unscheduled Maintenance activity within four (4) hours after the time Grantor becomes aware of an event requiring Emergency Unscheduled Maintenance, unless delayed by Force Majeure Events. Grantor shall maintain a toll-free telephone number to contact personnel at the OC. Grantor's OC personnel shall dispatch maintenance and repair personnel along the system to handle and repair problems detected in the Grantor System: (i) through the Grantee's remote surveillance equipment and/or upon notification by Grantee to Grantor, or (ii) upon notification by a third party.

Grantor will not be responsible for monitoring the performance or operation of the Grantee Fibers; in the event that Grantee detects a failure in the operation of the Grantee Fibers which may indicate the need for Unscheduled Maintenance, Grantee shall report same to Grantor's OC.

COOPERATION AND COORDINATION

o In performing its services hereunder, Grantor shall take workmanlike care to prevent impairment to the signal continuity and performance of the Grantee Fibers. The precautions to be taken by Grantor shall include notifications to Grantee. In addition, Grantor shall reasonably cooperate with Grantee in sharing information and analyzing the disturbances regarding the cable and/or fibers. In the event that any Scheduled or Unscheduled Maintenance hereunder requires a traffic roll or reconfiguration involving cable, fiber, electronic equipment, or regeneration or other facilities of the Grantee, then Grantee shall, at Grantor's reasonable request, make such personnel of Grantee available as may be necessary in order to accomplish such maintenance, which personnel shall coordinate and cooperate with Grantor in performing such maintenance as required of Grantor hereunder.

o Grantor shall notify Grantee at least five (5) business days prior to the date in connection with any Planned Service Work Period ("PSWP") of any Scheduled Maintenance and as soon as possible after becoming aware of the need for Unscheduled Maintenance. Grantee shall have the right to be present during the performance of any Scheduled Maintenance or Unscheduled Maintenance so long as this requirement does not interfere with Grantor's ability to perform its obligations under the Agreement. In the event that Scheduled Maintenance is canceled or delayed for whatever reason as previously notified, Grantor shall notify Grantee at Grantor's earliest opportunity, and will comply with the provisions of the previous sentence to reschedule any delayed activity.

FACILITIES

o Grantor shall maintain the Grantor System in a manner which will permit Grantee's use, in accordance with the terms and conditions of the Agreement.

o Grantee will be solely responsible for providing and paying for any and all maintenance of all electronic, optronic and other equipment, materials and facilities used by Grantee in connection with the operation of the Grantee Fibers, none of which is included in the maintenance services to be provided hereunder.

CABLE/FIBERS

o Grantor shall perform appropriate Scheduled Maintenance on the cables contained in the Grantor System in accordance with Grantor's then current preventive maintenance procedures which shall not substantially deviate from standard industry practice.

o Grantor shall have qualified representatives on site any time Grantor has reasonable advance knowledge that another person or entity is engaging in construction activities or otherwise digging within five (5) feet of any cable.

o Grantor shall maintain sufficient capability to teleconference with Grantee during an Emergency Unscheduled Maintenance in order to provide regular communications during the repair process. When correcting or repairing cable discontinuity or damage, including but not limited to in the event of Emergency Unscheduled Maintenance, Grantor shall use reasonable efforts to repair traffic-affecting discontinuity within four (4) hours after Grantor's representatives arrival at the problem site. In order to accomplish such objective, it is acknowledged that the repairs so effected may be temporary in nature. In such event, within twenty-four (24) hours after completion of any such Emergency Unscheduled Maintenance, Grantor shall commence its planning for permanent repair, and thereafter promptly shall notify Grantee of such plans, and shall implement such permanent repair within an appropriate time thereafter. Restoration of open fibers on fiber strands not immediately required for service shall be completed on a mutually agreed-upon schedule. If the fiber is required for immediate service, the repair shall be scheduled for the next available PSWP.

o In performing repairs, Grantor shall comply with the splicing specifications as set forth in Exhibit "E". Grantor shall provide to Grantee any modifications to these specifications as may be necessary or appropriate in any particular instance.

o Grantor's representatives that are responsible for initial restoration of a cut cable shall carry on their vehicles the typically appropriate equipment that would enable a temporary splice, with the objective of restoring operating capability in as little time as possible. Grantor shall maintain and supply an inventory of spare cable in storage facilities supplied and maintained by Grantor at strategic locations to facilitate timely restoration.

PLANNED SERVICE WORK PERIOD

Scheduled Maintenance which is reasonably expected to produce any signal discontinuity must be coordinated between the parties. Generally, this work should be scheduled after midnight and before 6:00 a.m. local time. Major system work, such as fiber rolls and hot cuts, will be scheduled for PSWP weekends. A calendar showing approved PSWP will be agreed upon in the last quarter of every year for the year to come. The intent is to avoid jeopardy work on the first and last weekends of the month and high-traffic holidays.

RESTORATION

o Grantor shall respond to any event giving rise to the need for Unscheduled Maintenance (in any event, an "Outage") as quickly as possible (allowing for delays caused by Force Majeure Events) in accordance with the procedures set forth herein.

o When restoring a cut cable in the Grantor System, the parties agree to work together to restore all traffic as quickly as possible. Grantor, promptly upon arriving on the site of the cut, shall determine the course of action to be taken to restore the cable and shall begin restoration efforts. Grantor shall splice fibers tube by tube or ribbon by ribbon or fiber bundle by fiber bundle, rotating between tubes or ribbons operated by the parties having an interest in the cable, including Grantee, Grantor and all future fiber users of the system (collectively, the "Interest Holders"), in accordance with the following described priority and rotation mechanics; provided that, operating fibers (i.e., fibers which have been jumpered to Grantee's, Grantor's or another party's space or equipment) in all buffer tubes or ribbons or fiber bundles shall have priority over any non-operating fibers in order to allow transmission systems to come back on line; and provided further that, Grantor will continue such restoration efforts until all lit fibers in all buffer tubes or ribbons are spliced and all traffic restored. In general, and except to the extent prohibited by applicable laws, priority among Interest Holders affected by a cut shall be determined on a rotating restoration-by-restoration and Segment-by-Segment basis, to provide fair and equitable restoration priority to all Interest Holders. Grantor will provide upon Segment completion a System-wide rotation mechanism on a Segment-by-Segment basis so that the initial rotation order of the Interest Holders in each Segment is varied (from earlier to later in the order), such that as restorations occur, each Interest Holder has approximately equivalent rotation order positions across the Grantor System. Additional participants in the Grantor System that become Interest Holders after the date hereof shall be added to the restoration rotation mechanism.

o The goal of emergency restoration splicing shall be to restore service as quickly as possible. This may require the use of some type of mechanical splice, such as the "3M FiberLock", to complete the temporary restoration. Permanent restorations will take place as soon as possible after the temporary splice is complete.

SUBCONTRACTING

Grantor may subcontract any of the maintenance services hereunder; provided that Grantor shall require the subcontractor(s) to perform in accordance with the requirements and procedures set forth herein. The use of any such subcontractor shall not relieve Grantor of any of its obligations hereunder.

                   ASSIGNMENT AND ASSUMPTION OF IRU AGREEMENTS

                  THIS ASSIGNMENT AND ASSUMPTION OF IRU AGREEMENTS (this "Assignment"), dated as of August 31, 2000, is between SAVVIS Communications Corporation, a Delaware corporation ("ASSIGNOR"), and SAVVIS Communications Corporation, a Missouri corporation ("ASSIGNEE").

                  WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in that certain Metro IRU Agreement dated as of August 2, 2000 between Assignor and Level 3 Communications, LLC and that certain Long Haul IRU Agreement dated as of August 2, 2000 between Assignor and Level 3 Communications, LLC (together, the "IRU Agreements"), and Assignee desires to assume all of Assignor's right, title and interest in the IRU Agreements.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, Assignor does hereby bargain, sell, assign, transfer, convey and deliver to Assignee and its successors and assigns the IRU Agreements and all of Assignor's right, title and interest in and to the IRU Agreements.

                  TO HAVE AND TO HOLD the same unto the Assignee, its successors and assigns, for their exclusive use and benefit forever.

                  Assignor fully and generally warrants to Assignee the right and title to the IRU Agreements unto Assignee, its successors and assigns, for their exclusive use and benefit forever.

                  Assignee hereby accepts the transfer of the IRU Agreements and specifically assumes, covenants and agrees to perform and be bound by all of Assignor's obligations and liabilities under, and all of the terms and conditions set forth in, the IRU Agreements that constitute contractual obligations of Assignor.

                  Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such other documents, and to obtain such consents as may be necessary or as may be reasonably requested in order to fully effectuate the purposes of this Assignment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

                                          SAVVIS COMMUNICATIONS
                                          CORPORATION, a Delaware corporation


                                          By:  /s/ Steven M. Gallant
                                               ---------------------------------
                                               Name: Steven M. Gallant
                                               Title: Vice President

                                          SAVVIS COMMUNICATIONS
                                          CORPORATION, a Missouri corporation


                                          By:  /s/ Steven M. Gallant
                                               ---------------------------------
                                               Name: Steven M. Gallant
                                               Title: Vice President